                                                                EXHIBIT (17)(s)



                                THE PNC(R) FUND

                         BELLEVUE PARK CORPORATE CENTER
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                                                                  April 27, 1995

Dear Shareholder:

     We are pleased to present the Semi-Annual Report to Shareholders of The PNC Fund covering the six months ended March 31, 1995. This report includes security listings and performance results for the fixed income portfolios of The PNC Fund.

     The fixed income portfolios focus on a specific client need -- income. The range of portfolios allows shareholders to pick investments best suited to meeting their financial and tax objectives. These portfolios are managed with a sophisticated blend of discipline, experience and expertise. The goal of the PNC fixed income portfolios is to provide you with consistent returns and above-average results.

     If you have any questions regarding The PNC Fund or the enclosed information, please contact the Fund at 1-800-422-6538.

     We appreciate your participation in The PNC Fund and we welcome opportunities to better service your needs.

                                         Sincerely,

                                         /s/ G. WILLING PEPPER
                                         ---------------------------
                                         G. Willing Pepper
                                         Chairman and President

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                                  THE PNC FUND

                    SEMI-ANNUAL INVESTMENT ADVISER'S REPORT

     Last year, the fixed income markets were hard hit by rising interest rates and derivative-related losses. The first quarter of 1995 got off to an inauspicious start with another increase in short-term interest rates, the financial crisis in Mexico, and the decline in the dollar. One area that does appear to be experiencing a trend change is the pace of business activity. In the fourth quarter of last year, the economy grew by a revised 4.6%, pushing the annual rate of growth to 4.0%, the strongest showing in ten years. Estimates for the first quarter average around 3%, based on signs of lower consumer spending, declining auto sales and a softer housing market. In recent congressional testimony, Fed Chairman Greenspan indicated that the FOMC expects the economy to expand at a 2-3% rate in 1995. Greenspan even used the word "ease" in his February 1995 testimony, causing the markets to rally strongly, but temporarily, on the belief that the year long rise in interest rates was about over.

     The Fed also has reason to be pleased with the inflation numbers. The fourth quarter GOP report revealed that prices advanced only 1.3%, versus 1.9% in the previous quarter. For 1994, consumer prices were up 2.7%, exactly the same as in 1993. The FOMC is estimating that consumer prices will average 3.0-3.5% in 1995.

     Short-term interest rates continued their upward climb during the last two quarters. The Federal Reserve tightened policy twice, in November 1994 and February 1995, for a total of 125 basis points, bringing the federal funds rate to 6.00%. Fourth quarter economic reports continued to suggest that business was expanding, and that further Fed action was likely in the new year. On February 1, 1995 the FOMC voted to increase the federal funds target and discount rates by 50 basis points to 6.00% and 5.25%, respectively. Although this was the first interest rate hike of 1995, market expectations that it would also be the last ignited a strong rally that flattened the yield curve. Three-month and six-month Treasury bill yields fell to 5.83% and 6.11%, respectively, while the three-month and six-month LIBOR decreased to 6.19% and 6.38%, respectively.

     The last few months also saw a decrease in long-term yields as economic activity started to show signs of slowing. The 2-year Treasury bond began the period at 7.69% and steadily declined to 6.78% by March 31, 1995. The intermediate sector experienced a similar decline in rates with the 5-year Treasury bond decreasing from 7.83% at the end of December 1994 to 7.07% by March 31, 1995. Longer yields followed a similar pattern as the 30-year Treasury bond, which began the period at 7.88%, ended March 1995, at 7.43%.

     In the corporate bond market, the spread widening which occurred during the fourth quarter reversed itself during the first few months of 1995. Bank bonds, which suffered the most spread widening late last year, tightened early in 1995 as rates stabilized and then declined. Yankee corporate spreads experienced some volatility during the period as Canadian budget concerns initially pushed the entire sector wider. As the details of some provincial budgets became public, spreads in the corporate sector narrowed.

     On February 28, 1995, PNC Bank N.A. completed the acquisition of BlackRock Financial Management. BlackRock joins PNC as a subsidiary of PNC Asset Management Group and will assume management of the PNC fixed income mutual funds and common trusts.

     BlackRock is a registered investment adviser which specializes in managing high quality fixed income securities, both taxable and tax-exempt. BlackRock currently manages over $27 billion of net assets in more than 75 portfolios of government, mortgage, corporate and municipal securities. These assets are managed on behalf of many individual investors in twenty-one closed-end funds and several open-end funds and on behalf of more than 80 institutional clients in the United States and overseas. BlackRock's institutional investor base includes Chrysler Corporation Master Retirement Trust, Ford Motor Company Pension Plan, State Treasurer of Florida, General Electric Pension Trust and Unisys Corporation Master Trust.

     BlackRock was formed in April 1988 by fixed income professionals who sought to create an asset management firm specializing in managing fixed income securities for individual and institutional investors. The professionals at BlackRock have extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities.

     BlackRock retains its name and continues to operate out of its New York office. All members of BlackRock's management team have signed long-term employment contracts and will continue to be responsible for managing BlackRock's business.

                                       PNC INSTITUTIONAL MANAGEMENT CORPORATION
April 27, 1995

                                THE PNC(R) FUND

                            MANAGED INCOME PORTFOLIO
                            STATEMENT OF NET ASSETS
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                      PAR
                         MATURITY    (000)       VALUE
                         ---------  -------   ------------
AGENCY OBLIGATIONS -- 35.0%
FEDERAL HOME LOAN
BANK BONDS -- 4.2%
  5.82%                   05/17/95  $ 5,000   $  4,987,300
  6.50%                   08/19/95    5,245      5,258,113
  6.109%                  07/07/97    5,000      5,003,125
  7.46%                   09/09/04    6,000      5,983,499
                                              ------------
                                                21,232,037
                                              ------------
FEDERAL HOME LOAN BANK
DISCOUNT NOTES -- 8.2%
  6.25%                   04/03/95   40,635     40,620,891
                                              ------------
FEDERAL HOME LOAN MORTGAGE
CORPORATION -- 2.7%
  7.50%                   10/01/98    4,684      4,637,486
  6.50%                   10/15/20   10,000      9,101,655
                                              ------------
                                                13,739,141
                                              ------------
FEDERAL NATIONAL MORTGAGE
ASSOCIATION -- 11.8%
  8.50%                   08/25/95    6,101      6,162,373
  7.50%                   06/25/97   10,000      9,974,532
  6.95%                   11/01/98    4,200      4,086,197
  7.50%                   03/25/00   10,000      9,748,878
  8.25%                   12/18/00   12,000     12,562,079
  7.30%                   07/10/02    5,000      4,835,550
  6.50%                   09/25/02    5,100      4,608,369
  6.40%                   03/25/03    3,000      2,773,980
  7.65%                   04/29/04    5,000      4,913,300
                                              ------------
                                                59,665,258
                                              ------------
GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION -- 7.1%
  9.00%                   01/15/96    4,029      4,162,927
  10.00%                  11/15/98      154        161,873
  9.00%                   03/15/00    1,149      1,187,408
  9.00%                   06/15/00       34         35,258
  9.50%                   06/15/00      192        201,318
  9.00%                   08/15/00    3,738      3,861,998
  9.00%                   04/15/01      324        335,135
  8.50%                   07/05/01      351        356,474
  8.50%                   08/15/01      600        608,305
  8.50%                   09/15/01      214        217,629
  9.50%                   12/15/01    4,771      4,957,872
  9.50%                   12/15/02    1,001      1,040,019
  8.00%                   02/15/03    6,048      5,994,786
  8.00%                   03/15/03    2,447      2,425,536

                                      PAR
                         MATURITY    (000)       VALUE
                         ---------  -------   ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (CONTINUED)
  8.00%                   05/15/03  $ 5,978   $  5,925,394
  7.00%                   02/15/05    1,378      1,290,636
  6.50%                   06/15/05    3,448      3,118,635
                                              ------------
                                                35,881,203
                                              ------------
TENNESSEE VALLEY AUTHORITY -- 1.0%
  7.318%                  05/31/99    5,000      5,018,750
                                              ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $178,379,926)                          176,157,280
                                              ------------
ASSET BACKED SECURITIES -- 4.3%
AUTOMOTIVE -- 2.0%
  Premier Auto Trust
   6.35%                  04/02/97    5,000      4,925,000
   6.85%                  03/02/99    5,000      4,972,000
                                              ------------
                                                 9,897,000
                                              ------------
BROKERAGE -- 0.3%
  Merrill Lynch Asset Backed Corp.
   5.50%                  07/15/95    1,724      1,705,927
                                              ------------
CREDIT INSTITUTIONS -- 1.0%
  Discover Card Master Trust
   6.315%                 04/15/95    5,000      5,000,000
                                              ------------
FINANCE -- 1.0%
  United Companies Financial Corp.
   6.575%                 04/10/96    5,240      5,192,166
                                              ------------
TOTAL ASSET BACKED SECURITIES
  (Cost $21,946,301)                            21,795,093
                                              ------------
CORPORATE BONDS -- 19.1%
AUTOMOTIVE -- 2.0%
  Ford Motor Co.
   8.00%                  10/01/96    7,000      7,096,250
   9.00%                  09/15/01    3,000      3,202,500
                                              ------------
                                                10,298,750
                                              ------------
BANKS -- 3.2%
  Comerica Bank
   7.25%                  10/15/02    6,000      5,820,000
  National Bank of Canada
   8.125%                 08/15/04    5,000      5,031,250

                See accompanying notes to financial statements.

                            MANAGED INCOME PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                      PAR
                         MATURITY    (000)       VALUE
                         ---------  -------   ------------
CORPORATE BONDS (CONTINUED)
BANKS (CONTINUED)
  NationsBank
   7.50%                  02/15/97  $ 5,000   $  5,025,000
                                              ------------
                                                15,876,250
                                              ------------
BROKERAGE -- 1.9%
  Morgan Stanley Group
   7.50%                  09/01/99    5,000      4,950,000
  PaineWebber Group
   6.25%                  06/15/98    5,000      4,743,750
                                              ------------
                                                 9,693,750
                                              ------------
DRUGS & HEALTHCARE -- 1.0%
  American Home Products
   7.90%                  02/15/05    5,000      5,062,500
                                              ------------
ENERGY & UTILITIES -- 1.9%
  Idaho Power Co.
   8.75%                  03/15/27    4,000      4,141,250
  Texas Utilities Electric Co.
   9.75%                  05/01/21    5,000      5,450,000
                                              ------------
                                                 9,591,250
                                              ------------
FINANCE -- 1.0%
  Household International Corp.
   6.00%                  03/15/99    5,000      4,756,250
                                              ------------
MISCELLANEOUS -- 0.0%
  Larwin Group -- Participation in
   Asset Exchange
   8.00%                  12/01/99        3          2,596
                                              ------------
PAPER & FOREST PRODUCTS -- 1.0%
  Georgia Pacific
   8.25%                  03/01/23    5,000      4,762,500
                                              ------------
TELECOMMUNICATIONS -- 2.9%
  AT&T Corp.
   6.40%                  06/02/99   10,000     10,012,500
  Illinois Bell Telephone
   7.25%                  03/15/24    5,000      4,500,000
                                              ------------
                                                14,512,500
                                              ------------
YANKEE -- 4.2%
  Bell Telephone, Canada
   7.75%                  04/01/06    5,000      5,006,250
  Noranda, Inc.
   8.00%                  06/01/03    6,500      6,508,125
   8.125%                 06/15/04    4,500      4,533,750

                                      PAR
                         MATURITY    (000)       VALUE
                         ---------  -------   ------------
YANKEE (CONTINUED)
  Westpac Banking Corp.
   9.125%                 08/15/01  $ 5,000   $  5,300,000
                                              ------------
                                                21,348,125
                                              ------------
TOTAL CORPORATE BONDS
  (Cost $97,224,090)                            95,904,471
                                              ------------
MEDIUM TERM NOTES -- 1.8%
AUTOMOTIVE -- 1.0%
  General Motors Acceptance Corp.
   6.30%                  03/31/97    5,000      4,906,250
                                              ------------
BROKERAGE -- 0.8%
  Salomon Brothers, Inc.
   5.26%                  02/10/99    4,000      3,805,000
                                              ------------
TOTAL MEDIUM TERM NOTES
  (Cost $8,962,960)                              8,711,250
                                              ------------
U.S. TREASURY OBLIGATIONS -- 35.5%
U.S. TREASURY BONDS -- 12.7%
  8.125%                  08/15/19   24,000     25,440,238
  7.875%                  02/15/21    6,000      6,198,538
  8.00%                   11/15/21   20,000     20,999,798
  7.125%                  02/15/23   12,000     11,448,600
                                              ------------
                                                64,087,174
                                              ------------
U.S. TREASURY NOTES -- 22.8%
  7.875%                  07/31/96   19,000     19,305,138
  7.125%                  10/15/98    5,000      5,039,200
  7.50%                   10/31/99   10,000     10,164,799
  8.75%                   08/15/00    7,000      7,510,229
  8.00%                   05/15/01   18,000     18,763,198
  7.875%                  08/15/01   15,800     16,391,866
  6.375%                  08/15/02    6,750      6,438,825
  7.25%                   05/15/04   21,000     21,025,200
  7.875%                  11/15/04    9,500      9,918,189
                                              ------------
                                               114,556,644
                                              ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $178,015,037)                          178,643,818
                                              ------------

                See accompanying notes to financial statements.

                            MANAGED INCOME PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                      PAR
                         MATURITY    (000)       VALUE
                         ---------  -------   ------------
VARIABLE RATE OBLIGATIONS -- 3.0%
AUTOMOBILES -- 1.0%
  Ford Motor Credit Corp.
   6.53%**                06/23/95  $ 5,000   $  4,987,500
                                              ------------
BROKERAGE -- 2.0%
  Morgan Stanley Group
   6.68%**                06/09/95   10,000      9,900,000
                                              ------------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $15,000,000)                            14,887,500
                                              ------------
                                     NUMBER
                                         OF
                                     SHARES
                                    -------
TEMPORARY INVESTMENTS -- 0.0%
  Smith Barney Money Market Fund
  (Cost $36,604)                     36,604         36,604
                                              ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $499,564,918*)                98.7%    496,136,016
OTHER ASSETS IN EXCESS OF
  LIABILITIES                          1.3%      6,648,749
                                     ------
NET ASSETS (Applicable to
  40,994,210 Institutional shares,
  8,393,997 Service shares and
  1,081,161 Series A Investor
  shares outstanding)                100.0%   $502,784,765
                                     ======

                                                 VALUE
                                              ------------
NET ASSET VALUE AND REDEMPTION
  PRICE PER INSTITUTIONAL, SERVICE
  AND SERIES A INVESTOR SHARE
  ($502,784,765 / 50,469,368)                        $9.96
                                                     =====
OFFERING PRICE PER INSTITUTIONAL AND
  SERVICE SHARE                                      $9.96
                                                     =====
MAXIMUM OFFERING PRICE PER SERIES
  A INVESTOR SHARE
  ($9.96 / .955)                                    $10.43
                                                    ======

-------------
 * Cost for Federal income tax purposes at March 31, 1995 was $501,229,217. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

   Gross unrealized appreciation             $  5,953,615
   Gross unrealized depreciation              (11,046,816)
                                             ------------
                                             $ (5,093,201)
                                             =============

** Rates shown are rates as of March 31, 1995, and the maturities shown are the longer of the next interest readjustment date or the date the principal amount can be recovered through demand.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                           TAX-FREE INCOME PORTFOLIO
                            STATEMENT OF NET ASSETS
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                        PAR
                           MATURITY    (000)      VALUE
                           ---------  -------   ----------
ARIZONA -- 2.1%
  Phoenix General Obligation Bonds
   Series 1992
   6.375%                  07/01/13   $   200   $  206,250
                                                ----------
COLORADO -- 3.0%
  Jefferson County School District
   General Obligation Bonds Series
   1992
   6.00%                   12/15/12       300      302,250
                                                ----------
DELAWARE -- 2.4%
  University of Delaware Housing
   and Dining Revenue Bonds Series
   1993
   5.50%                   11/01/15       250      241,875
                                                ----------
FLORIDA -- 4.2%
  Florida Department of
   Transportation General Obligation
   Bonds Series 1991
   6.25%                   07/01/07       400      417,500
                                                ----------
GEORGIA -- 11.4%
  Georgia General Obligation Bonds
   Series 1992B
   6.30%                   03/01/10       310      334,025
  Georgia Municipal Electric
   Authority Revenue Bonds Series
   1992B
   6.125%                  01/01/14       400      402,000
  Gwinnett County General Obligation
   Bonds Series 1992
   6.00%                   01/01/10       400      406,000
                                                ----------
                                                 1,142,025
                                                ----------
KANSAS -- 13.4%
  Johnson County General Obligation
   Bonds Series 1992A (Internal
   Inspection)
   6.00%                   09/01/07       400      410,000
  Kansas Department of
   Transportation Revenue Bonds
   Series 1992A
   6.125%                  09/01/10       500      523,125
  Kansas Department of
   Transportation Revenue Bonds
   Series 1994
   6.00%                   09/01/12       400      403,500
                                                ----------
                                                 1,336,625
                                                ----------

                                        PAR
                           MATURITY    (000)      VALUE
                           ---------  -------   ----------
KENTUCKY -- 4.0%
  Louisville Kentucky Water Supply
   Revenue Bonds Series 1992
   (Louisville Water Company)
   6.00%                   11/15/14   $   400   $  402,500
                                                ----------
LOUISIANA -- 0.2%
  Louisiana Housing Finance
   Authority Revenue Bonds Series
   1985A (Single Family Mortgage)
   9.375%                  02/01/15        15       15,525
                                                ----------
MARYLAND -- 4.0%
  Baltimore Port Facility Industrial
   Development Revenue Bonds Series
   1984A (E.I. Dupont Company)
   6.50%                   10/01/11       100      104,375
  Maryland Health and Higher
   Education Authority Revenue Bonds
   Series 1993 (Johns Hopkins
   Hospital)
   5.60%                   07/01/09       300      295,125
                                                ----------
                                                   399,500
                                                ----------
NEBRASKA -- 2.9%
  Omaha Public Power District
   Revenue Bonds Series 1993A
   5.50%                   02/01/07       300      294,375
                                                ----------
NEW JERSEY -- 1.1%
  New Jersey Turnpike Authority
   Revenue Bonds Series 1991C
   6.50%                   01/01/16       100      107,250
                                                ----------
NEW MEXICO -- 5.0%
  New Mexico State University
   Revenue Bonds Series 1994
   5.70%                   04/01/09       500      498,750
                                                ----------
NEW YORK -- 5.0%
  New York City General
   Obligation Bonds
   4.30%                   10/01/22       500      500,000
                                                ----------
NORTH CAROLINA -- 3.1%
  North Carolina Municipal Power
   Agency Revenue Bonds Series 1992A
   (Catawba Electric)
   6.00%                   01/01/10       300      306,000
                                                ----------

                See accompanying notes to financial statements.

                           TAX-FREE INCOME PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                        PAR
                           MATURITY    (000)      VALUE
                           ---------  -------   ----------
OHIO -- 8.0%
  Ohio State University Revenue
   Bonds Series 1992A
   5.75%                   12/01/09   $   500   $  490,625
  Ohio Water Development Authority
   Revenue Bonds Series 1992 (Clean
   Water Series)
   5.65%                   12/01/05       300      305,250
                                                ----------
                                                   795,875
                                                ----------
OREGON -- 3.1%
  Portland Sewer System Revenue
   Bonds Series 1992A
   6.00%                   10/01/12       300      308,625
                                                ----------
SOUTH CAROLINA -- 4.2%
  South Carolina Public Service
   Authority Revenue Bonds Series
   1991D (Santee Cooper Project)
   6.50%                   07/01/14       100      103,500
  Spartanburg Water Works
   Improvement Revenue Bonds Series
   1992
   6.20%                   06/01/09       300      307,500
                                                ----------
                                                   411,000
                                                ----------
TEXAS -- 5.4%
  Sabine River Authority Pollution
   Control Revenue Bonds Series 1986
   (Southwestern Electric Power
   Project)
   8.20%                   07/01/14        85       89,993
  San Antonio General Obligation
   Bonds Series 1992
   5.75%                   08/01/13       450      444,938
                                                ----------
                                                   534,931
                                                ----------
UTAH -- 1.1%
  Salt Lake City Hospital Revenue
   Bonds Series 1988A
   8.125%                  05/15/15       100      110,750
                                                ----------
VIRGINIA -- 11.7%
  Hampton General Obligation Bonds
   Series 1995
   6.00%                   01/15/08       400      414,500
  Richmond General Obligation Bonds
   Series 1993A
   5.50%                   01/15/13       400      375,500

                                        PAR
                           MATURITY    (000)      VALUE
                           ---------  -------   ----------
VIRGINIA (CONTINUED)
  Virginia Transportation Board
   Revenue Bonds Series 1993A
   5.25%                   05/15/12   $   400   $  374,000
                                                ----------
                                                 1,164,000
                                                ----------
TOTAL MUNICIPAL BONDS
  (Cost $9,437,982)                              9,495,606
                                                ----------

                                      NUMBER
                                     OF SHARES
                                     ---------
TEMPORARY INVESTMENTS -- 3.5%
  Smith Barney Tax-Free Money
   Market Fund
   (Cost $351,968)                    351,968       351,968
                                                 ----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $9,789,950*)                    98.8%     9,847,574
OTHER ASSETS IN EXCESS OF
  LIABILITIES                            1.2%       134,418
                                     ---------   ----------
NET ASSETS (Applicable to 1,133
  Institutional shares, 297,405
  Service shares and 662,291 Series
  A Investor shares outstanding)       100.0%    $9,981,992
                                     ========    ==========
NET ASSET VALUE AND REDEMPTION
  PRICE PER INSTITUTIONAL, SERVICE
  AND SERIES A INVESTOR SHARE
  ($9,981,992 / 960,829)                             $10.39
                                                     ======
OFFERING PRICE PER INSTITUTIONAL AND SERVICE
  SHARE                                              $10.39
                                                     ======
MAXIMUM OFFERING PRICE PER SERIES A INVESTOR
  SHARE ($10.39 / .955)                              $10.88
                                                     ======

-------------
* Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

  Gross unrealized appreciation                  $  172,112
  Gross unrealized depreciation                    (114,488)
                                                 ----------
                                                 $   57,624
                                                 ==========

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                       INTERMEDIATE GOVERNMENT PORTFOLIO
                            STATEMENT OF NET ASSETS
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                      PAR
                        MATURITY     (000)        VALUE
                        ---------  ---------   ------------
AGENCY OBLIGATIONS -- 56.1%
FEDERAL HOME LOAN BANK BONDS -- 8.1%
  6.109%               07/07/97     $ 5,000    $  5,003,124
  6.44%                07/25/97       5,000       4,937,400
  7.00%                03/09/98       5,000       5,020,313
                                               ------------
                                                 14,960,837
                                               ------------
FEDERAL HOME LOAN BANK
DISCOUNT NOTES -- 4.7%
  6.25%                04/03/95       8,785       8,781,950
                                               ------------
FEDERAL HOME LOAN MORTGAGE CORP. -- 18.2%
  7.00%                08/01/96         809         760,378
  6.95%                09/15/96       5,197       5,054,027
  6.50%                10/15/96       3,885       3,535,993
  7.00%                06/15/97       3,000       2,821,263
  7.00%                07/01/97         585         582,222
  7.37%                10/17/97       5,000       4,996,300
  7.31%                09/03/99       8,000       7,940,000
  6.55%                04/02/03       4,000       3,740,360
  5.78%                10/22/03       5,000       4,429,250
                                               ------------
                                                 33,859,793
                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 18.5%
  7.50%                06/25/95       2,000       1,994,906
  8.50%                08/25/95       2,615       2,641,017
  8.80%                11/10/95       3,000       3,042,810
  7.50%                03/25/97       5,000       4,874,439
  8.15%                05/11/98       2,500       2,573,100
  6.50%                09/25/98       5,000       4,518,008
  8.35%                11/10/99       5,000       5,225,250
  6.625%               04/10/03       5,000       4,694,000
  5.75%                12/25/03       5,000       4,758,097
                                               ------------
                                                 34,321,627
                                               ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 6.6%
  7.00%                10/15/98       5,000       4,894,922
  7.00%                01/15/99       2,328       2,263,060
  6.50%                05/01/99       3,655       3,469,665
  7.50%                06/01/00       1,748       1,689,728
                                               ------------
                                                 12,317,375
                                               ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $107,655,168)                           104,241,582
                                               ------------

                                      PAR
                        MATURITY     (000)        VALUE
                        ---------  ---------   ------------
U.S. TREASURY OBLIGATIONS -- 42.5%
U.S. TREASURY NOTES
  5.875%               05/15/95     $11,000    $ 10,999,118
  7.875%               07/15/96       5,000       5,077,650
  6.50%                11/30/96       5,000       4,984,699
  6.25%                01/31/97       5,000       4,961,300
  5.50%                07/31/97       5,000       4,857,500
  5.50%                09/30/97       3,000       2,908,620
  5.75%                10/31/97       6,000       5,841,898
  6.00%                12/31/97       5,000       4,893,400
  5.625%               01/31/98       5,000       4,835,700
  5.25%                07/31/98       5,000       4,747,900
  5.125%               12/31/98       5,000       4,696,800
  6.375%               07/15/99       5,000       4,878,150
  6.00%                10/15/99       3,000       2,878,319
  7.50%                10/31/99       7,000       7,115,359
  7.25%                08/15/04       5,000       5,006,050
                                               ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $80,839,694)                             78,682,463
                                               ------------
                                    NUMBER
                                   OF SHARES
                                   ---------
TEMPORARY INVESTMENTS -- 0.0%
  Smith Barney Money Market Fund
    (Cost $8,158)                     8,158           8,158
                                               ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $188,503,020*)                98.6%     182,932,203
OTHER ASSETS IN EXCESS OF
  LIABILITIES                          1.4%       2,511,301
                                   ---------   ------------
NET ASSETS (Applicable to
  12,963,965 Institutional
  shares, 5,125,610 Service
  shares, and 937,019 Series A
  Investor shares outstanding)       100.0%    $185,443,504
                                   ========    =============

                See accompanying notes to financial statements.

                       INTERMEDIATE GOVERNMENT PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                                  VALUE
                                               -----------
NET ASSET VALUE AND REDEMPTION PRICE PER
  INSTITUTIONAL, SERVICE AND SERIES A
  INVESTOR SHARE ($185,443,504 / 19,026,594)         $9.75
                                                     =====
OFFERING PRICE PER INSTITUTIONAL AND SERVICE
  SHARE                                              $9.75
                                                     =====
MAXIMUM OFFERING PRICE PER SERIES
  A INVESTOR SHARE ($9.75 / .955)                   $10.21
                                                    ======

-------------
* Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

  Gross unrealized appreciation               $   125,344
  Gross unrealized depreciation                (5,696,161)
                                              -----------
                                              $(5,570,817)
                                              ===========

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                         OHIO TAX-FREE INCOME PORTFOLIO
                            STATEMENT OF NET ASSETS
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                         PAR
                              MATURITY   (000)    VALUE
                              ---------  ----   ----------
OHIO -- 92.5%
  Akron, Bath, Copley Joint Township
   Hospital District Revenue Bonds
   Series 1993
   5.50%                    11/15/03     $250   $  221,875
  Akron, Bath, Copley Revenue Bonds
   Series 1990 (Children's Hospital
   Medical Center)
   7.45%                    11/15/00      100      113,375
  Berea City School District Unlimited
   Tax General Obligation Bonds Series
   1993
   7.50%                    12/15/03       75       87,000
  Brunswick Limited Tax Improvement
   General Obligation Bonds Series 1994
   6.30%                    12/01/05      210      212,100
  Butler County Hospital Facilities
   Refunding Improvement Revenue Bonds
   Series 1991 (Middletown Regional
   Hospital)
   6.75%                    11/15/03       50       53,313
  Cincinnati City School District
   Unlimited Tax General Obligation
   Bonds Series 1986
   7.125%                   12/01/02       60       65,250
  Cincinnati Unlimited Tax General
   Obligation Bonds Series 1995
   5.40%                    12/01/01      115      117,731
  Clark County Public Improvement
   General Obligation Bonds Series 1993
   5.55%                    12/01/03      200      192,250
  Cleveland Airport System Improvement
   Revenue Bonds Series 1994B
   5.70%                    01/01/04      150      150,562
  Cleveland Public Power System
   Improvement Revenue Bonds Series
   1991B (First Mortgage)
   7.00%                    11/15/01      100      103,625
  Columbus General Obligation Bonds
   Series 1991
   9.00%                    09/15/96      100      106,250
  Columbus Municipal Airport Authority
   Revenue Bonds Series 1994A (Port
   Columbus International Airport)
   6.00%                    01/01/04      150      150,938

                                         PAR
                              MATURITY   (000)    VALUE
                              ---------  ----   ----------
OHIO (CONTINUED)
  Columbus Park, Recreation and Zoo
   Unlimited Tax General Obligation
   Bonds Series 1986
   7.25%                    07/01/01     $ 25   $   28,094
  Columbus Sewer Improvement Unlimited
   Tax General Obligation Bonds Series
   1991
   9.00%                    09/15/97      175      192,719
  Cuyahoga County Hospital Improvement
   Revenue Bonds (Cleveland Clinic
   Foundation) Series 1989
   6.75%                    12/01/99      200      210,250
  Cuyahoga County Hospital Refunding
   Revenue Bonds Series 1994A (Fairview
   General Hospital Project)
   5.50%                    02/15/04      200      180,750
  Fairfield City School District
   Unlimited Tax General Obligation
   Bonds Series 1994
   7.45%                    12/01/14      300      332,250
  Franklin County Hospital Revenue
   Bonds Series 1991A (Children's
   Hospital Project)
   6.60%                    11/01/11      150      155,625
  Franklin County Hospital Revenue
   Refunding and Improvement Bonds
   Series 1993 (Doctor's Hospital
   Project)
   5.875%                   12/01/03      330      297,824
  Greene County Sewer System Revenue
   Bonds Series 1993
   5.50%                    12/01/03      160      152,600
  Hamilton County General Obligation
   Bonds Series 1993
   5.10%                    12/01/03      200      182,500
  Hamilton Waterworks Mortgage Revenue
   Bonds Series 1991A
   6.40%                    10/15/07       25       26,469
  Kettering Local School District
   Unlimited Tax General Obligation
   Bonds Series 1994
   5.30%                    12/01/05      250      231,250
  Kings Local School District Unlimited
   Tax General Obligation Bonds Series
   1994
   7.60%                    12/01/05      200      221,000

                See accompanying notes to financial statements.

                         OHIO TAX-FREE INCOME PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                         PAR
                              MATURITY   (000)    VALUE
                              ---------  ----   ----------
OHIO (CONTINUED)
  Loveland City School District
   Unlimited Tax General Obligation
   Bonds Series 1992
   6.65%                    12/01/02     $145   $  153,700
  Medina Unlimited Tax General
   Obligation Bonds Series 1986
   7.25%                    12/01/03       50       56,813
  Montgomery County Hospital Revenue
   Bonds Series 1989 (Kettering
   Memorial Hospital)
   7.375%                   04/01/99      200      218,750
  North Royalton City School District
   Unlimited Tax General Obligation
   Bonds Series 1994
   6.625%                   12/01/06      100      110,625
  Northwestern Local School District
   Wayne and Ashland Counties School
   Improvement Unlimited Tax General
   Obligation Bonds Series 1994
   7.20%                    12/01/10      300      342,750
  Ohio Air Quality Development
   Authority Revenue Bonds Series 1985
   (Dayton Power and Light Company
   Project)
   9.50%                    12/01/95      250      263,437
  Ohio Building Authority Facilities
   Pre-refunded Revenue Bonds Series
   1988 (DAS Data Center Project A)
   7.80%                    10/01/97       45       49,106
  Ohio Housing Finance Agency
   Residential Mortgage Revenue Bonds
   Series 1994B-2
   6.35%                    09/01/04      150      151,875
  Ohio Housing Finance Agency Revenue
   Bonds Series 1992A-2 (Single Family
   Mortgage)
   6.125%                   03/01/05      275      275,343
  Ohio State Building Authority Revenue
   Bonds Series 1985A (Toledo
   Government Center)
   8.80%                    10/01/95       25       26,188
  Ohio State Building Authority Revenue
   Bonds Series 1993A (Administration
   Building Fund Project)
   5.50%                    10/01/03      200      190,000

                                         PAR
                              MATURITY   (000)    VALUE
                              ---------  ----   ----------
OHIO (CONTINUED)
  Ohio State Higher Education
   Facilities Commission Revenue Bonds
   Series 1986 (Kenyon College Project)
   7.125%                   12/01/96     $ 55   $   58,231
  Ohio State Higher Education
   Facilities Commission Revenue Bonds
   Series 1994 (Ohio Dominican College)
   6.625%                   12/01/04      250      251,875
  Ohio State Higher Education
   Facilities Commission Revenue Bonds
   Series 1994 (University of Dayton
   Project)
   5.80%                    12/01/04      250      246,562
  Ohio State Unlimited Tax General
   Obligation Bonds Series 1995
   6.00%                    08/01/05      225      236,250
  Ohio State Water Development
   Authority Revenue Bonds Series 1989I
   (Pure Water)
   7.25%                    06/01/97       50       54,188
  Olentangy Local School District
   Unlimited Tax General Obligation
   Bonds Series 1995A
   6.00%                    12/01/08      225      229,780
  Orville Water System Revenue Bonds
   6.00%                    11/15/02       50       50,438
  Ottawa County Sanitary Sewer System
   Refunding Revenue Bonds Series 1989
   (Danbury Project)
   7.375%                   10/01/99      100      111,500
  Rural Loraine Water Authority
   Resource Revenue Bonds Series 1988
   7.75%                    10/01/98       85       94,350
  Summit County Hospital Revenue Bonds
   Series 1994A (Cuyahoga Falls General
   Hospital Project)
   6.65%                    07/01/14      200      193,750
  University of Cincinnati General
   Receipts Revenue Bonds Series 1991G
   7.00%                    06/01/01      250      270,000
  University of Toledo General Receipts
   Revenue Bonds Series 1992A
   5.75%                    12/01/02      200      198,500

                See accompanying notes to financial statements.

                         OHIO TAX-FREE INCOME PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                         PAR
                              MATURITY   (000)    VALUE
                              ---------  ----   ----------
OHIO (CONTINUED)
  Wadsworth Housing Development Cor-
   poration Mortgage Revenue Bonds
   Series 1993
   (Medina Metropolitan Housing Au-
   thority Projects)
   5.75%                    03/01/06     $130   $  127,238
  Warren County Sewer System Revenue
   Bonds Series 1992
   6.70%                    12/01/02      115      122,763
  Worthington City School District
   Pre-refunded Unlimited Tax General
   Obligation Bonds Series 1989
   7.45%                    12/01/99       45       50,456
                                                ----------
                                                 7,920,068
                                                ----------
GUAM -- 2.9%
  Guam Power Authority Revenue Bonds
   Series 1994A
   6.625%                   10/01/04      250      250,625
                                                ----------
PUERTO RICO -- 2.7%
  Puerto Rico Commonwealth Highway and
   Transportation Authority Refunding
   Revenue Bonds Series 1993W
   5.50%                    07/01/03      250      227,188
                                                ----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $8,508,579)                     98.1%     8,397,881
OTHER ASSETS IN EXCESS OF
  LIABILITIES                            1.9%       160,303
                                     ---------   ----------

                                                   VALUE
                                                 ----------
NET ASSETS (Applicable to 8,419
  Institutional shares, 511,635 Service
  shares, 343,288 Series A Investor shares
  and 6,353 Series B Investor shares
  outstanding)                         100.0%    $8,558,184
                                      =======    ==========
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER INSTITUTIONAL
  AND SERVICE SHARE
  ($5,117,564 / 520,054)                            $9.84
                                                    =====
NET ASSET VALUE AND REDEMPTION
  PRICE PER SERIES A INVESTOR SHARE
  ($3,378,107 / 343,288)                            $9.84
                                                    =====
MAXIMUM OFFERING PRICE PER
  SERIES A INVESTOR SHARE
  ($9.84 / .955)                                   $10.30
                                                   ======
NET ASSET VALUE, OFFERING PRICE
  AND REDEMPTION PRICE (SUBJECT TO
  CONTINGENT DEFERRED SALES CHARGE) PER
  SERIES B INVESTOR SHARE
  ($62,513 / 6,353)                                 $9.84
                                                    =====

-------------
* Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

  Gross unrealized appreciation                 $ 118,942
  Gross unrealized depreciation                  (229,640)
                                                ---------
                                                $(110,698)
                                                ==========

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                     PENNSYLVANIA TAX-FREE INCOME PORTFOLIO
                            STATEMENT OF NET ASSETS
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                       PAR
                           MATURITY   (000)       VALUE
                           ---------  ------   -----------
MUNICIPAL BONDS -- 96.8%
PENNSYLVANIA -- 95.5%
  Allegheny County General
   Obligation Bonds Series 1991C-38
   6.20%                  09/01/01    $  250   $   265,000
  Allegheny County General
   Obligation Bonds Series 1993C-42
   5.00%                  10/01/10     1,000       902,500
  Allegheny County Hospital
   Development Authority Revenue
   Bonds (Mercy Hospital of
   Pittsburgh) Series 1986
   7.375%                04/01/15        750       771,563
  Allegheny County Hospital
   Development Authority Revenue
   Bonds (Mercy Hospital of
   Pittsburgh) Series 1991
   6.35%                  04/01/00       300       315,375
  Allegheny County Residential
   Finance Authority Mortgage
   Revenue Bonds Single Family
   Series 1994Y
   6.20%                  05/01/17       400       397,500
  Berks County General Obligation
   Bonds Series 1992
   5.75%                  11/15/12       300       295,125
  Bristol Township School District
   Series 1993A
   5.10%                  02/15/08     1,000       942,500
  Cambria County General Obligation
   Bonds Series 2000
   8.25%                  06/01/00       600       658,500
  Central Bucks School District
   General Obligation Revenue Bonds
   Series 1993A
   5.15%                  05/15/08     1,015       964,250
  Centre County General Obligation
   Bonds Series 1993A
   5.30%                  07/01/18       530       480,975
  Charleroi School District Revenue
   Bonds Series 1992C
   5.75%                  11/15/13       300       295,875
  Chester County General Obligation
   Bonds Series 1991
   6.70%                  12/15/04       385       410,506

                                       PAR
                           MATURITY   (000)       VALUE
                           ---------  ------   -----------
PENNSYLVANIA (CONTINUED)
  Chester County Solid Waste
   Authority -- Guaranteed Solid
   Waste Revenue Bonds Series 1990A
   6.75%                  01/01/99    $  250   $   263,750
  Chester Upland School Authority
   Revenue Bonds Series 1994
   5.60%                  11/15/14       850       802,188
  Coatesville School District
   General Obligation Bonds Series
   1991
   6.40%                  01/15/05       500       534,375
  Dauphin County General Authority
   Revenue Bonds Series 1986
   5.30%                  06/01/05       535       508,250
   5.40%                  06/01/06       565       534,631
   5.50%                  06/01/07       550       519,063
   6.85%                  06/01/09       800       842,000
  Deer Lakes School District General
   Obligation Bonds Series 1995
   6.35%                  01/15/14     1,000     1,018,750
   6.45%                  01/15/19     1,300     1,329,250
  Delaware County Authority Health
   Care Revenue Bonds (Mercy Health
   Corporation of Southeastern)
   Series 1993B
   6.00%                  11/15/07     2,000     1,855,000
  Duquesne School District General
   Obligation Bonds Series 1993
   5.75%                  10/01/18     1,000       926,250
  Erie County Prison Authority Lease
   Revenue Bonds Series 1991
   6.25%                  11/01/01       500       533,125
  Fox Chapel School District General
   Obligation Bonds Series 1993
   5.50%                  08/15/11       575       543,375
  Harrisburg Authority Lease Revenue
   Bonds Series 1991
   6.50%                  06/01/04       500       533,125
  Indiana County Hospital Authority
   Revenue Bonds Series 1992A
   7.125%                07/01/23      1,500     1,490,624
  Lancaster County Hospital
   Authority Revenue Bonds (Health
   Center-Masonic Homes Project)
   Series 1994
   5.30%                  11/15/08       500       468,750

                See accompanying notes to financial statements.

                     PENNSYLVANIA TAX-FREE INCOME PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                       PAR
                           MATURITY   (000)       VALUE
                           ---------  ------   -----------
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA (CONTINUED)
  Lancaster Higher Education Author-
   ity College Revenue Bonds
   (Franklin and Marshall College
   Project) Series 1993
   5.65%                  04/15/10    $  500   $   489,375
  Lebanon County Good Samaritan
   Hospital Authority Revenue Bonds
   (Good Samaritan Hospital Project)
   Series 1993
   5.55%                  11/15/04       355       333,700
   6.00%                  11/15/09       500       457,500
   6.00%                  11/15/18       750       660,938
  Ligonier Valley School District
   General Obligation Bonds Series
   1994
   5.65%                  03/01/14     2,000     1,932,500
  Lycoming County Authority Hospital
   Lease Revenue Bonds (Divine
   Providence-Sisters) Series 1990B
   7.75%                  07/01/16     2,000     2,155,000
  Montgomery County Higher Education
   & Health Authority Revenue Bonds
   (Frankford Hospital) Series 1986
   7.875%                01/01/19        500       513,750
  Moon Township Water and Sewer
   Authority Revenue Bonds
   6.70%                  12/01/19     1,000     1,022,500
  New Garden Township Sewer
   Authority Revenue Bonds Series
   1991
   7.00%                  03/01/15       420       447,300
  Northampton County Higher
   Education Authority Revenue Bonds
   (Moravian College) Series 1994
   6.10%                  07/01/12     1,950     1,859,812
  Oil City School District Series
   1994B
   5.30%                  05/15/11       565       529,688
  Pennsbury School District Series
   1994
   6.65%                  08/15/09       685       734,663
  Pennsylvania Certificates of
   Participation Series 1993A
   5.20%                  07/01/05       400       387,500

                                       PAR
                           MATURITY   (000)       VALUE
                           ---------  ------   -----------
PENNSYLVANIA (CONTINUED)
  Pennsylvania Common Turnpike
   Revenue Bonds Series 1991L
   6.50%                  06/01/04    $  445   $   476,706
  Pennsylvania Finance Authority
   Revenue Bonds (Municipal Capital
   Improvement Project) Series 1993
   6.60%                  11/01/09     2,760     2,863,500
  Pennsylvania General Obligation
   Bonds Series 1991A
   6.50%                  11/01/05       250       266,250
  Pennsylvania Higher Educational
   Facilities Authority Revenue
   Bonds (Thomas Jefferson
   University) Series 1993A
   5.15%                  11/01/11       500       453,750
  Pennsylvania Higher Educational
   Facilities Authority Revenue
   Bonds (Philadelphia College of
   Textiles and Science) Series 1993
   4.95%                  02/01/02       255       243,206
   5.15%                  02/01/04     1,230     1,154,662
   5.45%                  02/01/07       285       269,681
  Pennsylvania Infrastructure
   Investment Authority Revenue
   Bonds Series 1990B
   6.80%                  09/01/10     2,000     2,110,000
  Pennsylvania Intergovernmental
   Cooperative Authority Special Tax
   Revenue Bonds (City of
   Philadelphia Funding Program)
   Series 1993
   5.25%                  06/15/06     1,000       965,000
   5.75%                  06/15/15     1,000       956,250
  Pennsylvania State University
   Revenue Bonds Series 1992
   5.50%                  08/15/16     2,000     1,870,000
  Philadelphia Authority Industrial
   Development Revenue Bonds (PGH
   Development Corporation) Series
   1993
   5.25%                  07/01/17     1,000       871,250
   5.25%                  07/01/17       810       705,713
  Philadelphia Hospital & Higher
   Education Facilities Authority
   Revenue Bonds (Frankford
   Hospital) Series 1993A
   6.00%                  06/01/23       815       691,731

                See accompanying notes to financial statements.

                     PENNSYLVANIA TAX-FREE INCOME PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                       PAR
                           MATURITY   (000)       VALUE
                           ---------  ------   -----------
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA (CONTINUED)
  Philadelphia Hospital & Higher
   Education Facilities Authority
   Revenue Bonds (Children Seashore
   House) Series 1988
   7.75%                  08/15/17    $  750   $   845,625
  Philadelphia Hospital and Higher
   Education Authority Facilities
   Authority Revenue Bonds (Friends
   Hospital) Series 1993
   5.95%                  05/01/04       500       483,750
   6.20%                  05/01/11       500       442,500
  Philadelphia Hospital and Higher
   Education Facilities Authority
   Revenue Bonds (Wills Eye
   Hospital) Series 1994
   5.25%                  07/01/02       500       483,125
  Philadelphia Hospital and Higher
   Education Facilities Authority
   Revenue Bonds (Graduate Health
   Systems) Series 1993A
   5.10%                  07/01/98       470       459,425
  Philadelphia Municipal Authority
   Revenue Bonds (Justice Lease)
   Series 1991B
   7.10%                  11/15/11     2,500     2,821,874
  Philadelphia Municipal Authority
   Revenue Bonds Series 1993A
   5.625%                11/15/14      1,000       948,750
  Philadelphia School District
   General Obligation Bonds Series
   1991A
   6.70%                  07/01/99       250       265,938
  Pittsburgh Water and Sewer
   Authority Revenue Bonds Series
   1991A
   6.60%                  09/01/02       250       274,688
  Scranton-Lackawanna Health and
   Welfare Authority Revenue Bonds
   (University of Scranton Project)
   Series 1990B
   7.40%                  06/15/00       200       223,750
  Southeastern Pennsylvania
   Transportation Authority Special
   Revenue Bonds Series 1995A
   5.875%                03/01/09      1,230     1,243,837

                                       PAR
                           MATURITY   (000)       VALUE
                           ---------  ------   -----------
PENNSYLVANIA (CONTINUED)
  State Public School Building
   Authority College Revenue Bonds
   (Delaware County Community
   College) Series 1993V
   5.375%                10/01/17     $1,000   $   937,500
  Trinity School District General
   Obligation Bonds Series 1993A
   5.50%                  11/01/11     2,000     1,927,500
  Westmoreland County Industrial
   Development Authority Revenue
   Bonds (Westmoreland County Health
   Systems) Series 1992A
   6.00%                  07/01/11       200       201,250
  York County Hospital Authority
   Revenue Bonds (Hanover General
   Hospital) Series 1994A
   4.60%                  12/01/04       605       564,919
   4.70%                  12/01/05       680       631,550
   4.80%                  12/01/06       635       587,375
                                               -----------
                                                58,167,456
                                               -----------
PUERTO RICO -- 1.3%
  Puerto Rico Electric Power
   Authority Revenue Bonds Series
   1991P
   6.75%                  07/01/03       250       270,000
  Puerto Rico Public Buildings
   Authority Revenue Bonds Series
   1992J
   6.50%                  07/01/03       500       533,750
                                               -----------
                                                   803,750
                                               -----------
TOTAL MUNICIPAL BONDS
  (Cost $60,122,932*)                           58,971,206
                                               -----------

                                    NUMBER
                                   OF SHARES
                                   ---------
TEMPORARY INVESTMENTS -- 4.8%
  Smith Barney Tax Free Money
   Market Fund                     1,900,914     1,900,914
  Vanguard Pennsylvania Tax Free
   Money Market Fund               1,000,000     1,000,000
                                               -----------
   (Cost $2,900,914)                             2,900,914
                                               -----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $63,023,846*)                 101.6%    61,872,120

                See accompanying notes to financial statements.

                     PENNSYLVANIA TAX-FREE INCOME PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                                  VALUE
                                               -----------
LIABILITIES IN EXCESS OF OTHER
  ASSETS                               (1.6%)  $(1,001,021)
                                      ------    ----------
NET ASSETS (Applicable to 115,231
  Institutional shares,
  1,286,171 Service shares,
  4,427,574 Series A Investor
  shares and 233,149 Series B
  Investor shares outstanding)        100.0%   $60,871,099
                                      ======   ===========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER INSTITUTIONAL AND
  SERVICE SHARE
  ($14,071,836 / 1,401,402)                         $10.04
                                                    ======
NET ASSET VALUE AND REDEMPTION PRICE PER
  SERIES A INVESTOR SHARE
  ($44,458,184 / 4,427,574)                         $10.04
                                                    ======
MAXIMUM OFFERING PRICE PER SERIES A INVESTOR
  SHARE
  ($10.04 / .955)                                   $10.51
                                                    ======

                                                  VALUE
                                               -----------
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE (SUBJECT TO CONTINGENT
  DEFERRED SALES CHARGE) PER SERIES B
  INVESTOR SHARE
  ($2,341,079 / 233,149)                            $10.04
                                                    ======

-------------
* Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

  Gross unrealized appreciation                $   418,519
  Gross unrealized depreciation                 (1,570,245)
                                               -----------
                                               $(1,151,726)
                                               ===========

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                           SHORT-TERM BOND PORTFOLIO
                            STATEMENT OF NET ASSETS
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                       PAR
                           MATURITY   (000)       VALUE
                           ---------  ------   -----------
AGENCY OBLIGATIONS -- 17.4%
FEDERAL FARM CREDIT BANK BONDS -- 12.5%
   6.70%                   09/30/96   $2,000   $ 1,997,180
                                               -----------
FEDERAL NATIONAL MORTGAGE
ASSOCIATION -- 4.9%
   7.25%                   04/25/96      792       790,495
                                               -----------
TOTAL AGENCY OBLIGATIONS
  (Cost $2,790,178)                              2,787,675
                                               -----------
ASSET BACKED SECURITIES -- 42.7%
AUTOMOTIVE -- 0.4%
  Toyota Motor Credit Auto
   Receivable
   3.90%                   08/17/98       65        63,113
                                               -----------
BANKS -- 9.9%
  CoreStates Home Equity Trust
   5.10%                   03/15/96      735       677,404
  Union Federal Master Trust
   4.875%                  11/15/95      922       906,312
                                               -----------
                                                 1,583,716
                                               -----------
BROKERAGE -- 4.4%
  Merrill Lynch Asset Backed Corp.
   5.50%                   07/15/95      715       708,121
                                               -----------
FINANCE -- 28.0%
  Advanta Mortgage Loan Trust
   5.55%                   03/15/97      825       775,621
  John Deere Owner Trust
   4.10%                   10/15/00      819       802,180
  The Money Store Home Equity Trust
   5.075%                  11/15/95    1,218     1,166,094
  United Companies Financial Corp.
   6.575%                  04/10/96    1,747     1,730,722
                                               -----------
                                                 4,474,617
                                               -----------
TOTAL ASSET BACKED SECURITIES
  (Cost $7,036,096)                              6,829,567
                                               -----------
CORPORATE BONDS -- 17.4%
BROKERAGE -- 6.2%
  Lehman Brothers, Inc. Subordinated
   Notes
   7.375%                  08/15/97    1,000       990,000
                                               -----------

                                       PAR
                           MATURITY   (000)       VALUE
                           ---------  ------   -----------
DRUGS & HEALTH CARE -- 5.4%
  American Home Products Corp.
   7.70%                   02/15/00   $  850   $   857,437
                                               -----------
FINANCE -- 5.8%
  Great Western Financial Corp.
   6.375%                  07/01/00    1,000       937,188
                                               -----------
TOTAL CORPORATE BONDS
  (Cost $2,851,507)                              2,784,625
                                               -----------
MEDIUM TERM NOTES -- 15.1%
AUTOMOTIVE -- 6.0%
  Chrysler Financial Corp.
   5.08%                   01/27/97    1,000       968,750
                                               -----------
BROKERAGE -- 6.0%
  Salomon Brothers, Inc.
   5.26%                   02/10/99    1,000       951,250
                                               -----------
TRUCKING & FREIGHT -- 3.1%
  Ryder System, Inc.
   7.66%                   09/15/99      500       500,000
                                               -----------
TOTAL MEDIUM TERM NOTES
  (Cost $2,500,000)                              2,420,000
                                               -----------
U.S. TREASURY NOTES -- 6.3%
   6.875%                  02/28/97    1,000     1,001,750
                                               -----------
   (Cost $1,003,313)

                                     NUMBER
                                       OF
                                     SHARES
                                    --------
TEMPORARY INVESTMENTS -- 1.0%
  Smith Barney Money Market Fund
   (Cost $173,187)                   173,187       173,187
                                               -----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $16,354,281*)                  99.9%    15,996,804
OTHER ASSETS IN EXCESS OF
  LIABILITIES                           0.1%        11,299
                                      ------   -----------
NET ASSETS (Applicable to
  1,043,327 Institutional shares,
  604,373 Service shares and
  27,166 Series A Investor shares
  outstanding)                        100.0%   $16,008,103
                                      ======   ===========

                See accompanying notes to financial statements.

                           SHORT-TERM BOND PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                                  VALUE
                                               -----------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER INSTITUTIONAL, SERVICE AND
  SERIES A INVESTOR SHARE
  ($16,008,103 / 1,674,866)                          $9.56
                                                     =====
OFFERING PRICE PER INSTITUTIONAL AND SERVICE
  SHARE                                              $9.56
                                                     =====
MAXIMUM OFFERING PRICE PER SERIES A INVESTOR
  SHARE
  ($9.56 / .955)                                    $10.01
                                                    ======

-------------
* Also cost for Federal tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:


  Gross unrealized appreciation                                        $   8,487
  Gross unrealized depreciation                                        (365,964)
                                                                    ------------
                                                                      $(357,477)
                                                                    ============


                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                        INTERMEDIATE-TERM BOND PORTFOLIO
                            STATEMENT OF NET ASSETS
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                      PAR
                          MATURITY   (000)       VALUE
                          ---------  ------   ------------
AGENCY OBLIGATIONS -- 37.8%
FEDERAL HOME LOAN BANK BONDS -- 5.4%
   5.82%                   05/17/95  $3,000   $  2,992,350
   6.99%                   04/25/97   2,500      2,497,000
   7.04%                   05/24/99   2,000      1,971,660
                                              ------------
                                                 7,461,010
                                              ------------
FEDERAL HOME LOAN BANK DISCOUNT
NOTES -- 5.4%
   6.25%                   04/03/95   2,350      2,349,184
   7.98%                   03/15/00   5,000      5,010,938
                                              ------------
                                                 7,360,122
                                              ------------
FEDERAL HOME LOAN MORTGAGE
CORPORATION -- 12.1%
   4.75%                   05/15/96   2,000      1,950,047
   4.75%                   03/15/97   3,000      2,852,593
   5.50%                   06/15/97   5,000      4,756,621
   9.50%                   08/15/97     287        295,486
   9.00%                   09/15/97     268        270,775
   8.50%                   08/15/98     191        192,392
   8.50%                   09/15/98      67         67,376
   9.00%                   09/15/98      34         33,794
   8.50%                   10/15/98      66         67,725
   7.00%                   07/15/00     661        642,442
   7.00%                   08/15/00   1,241      1,205,910
   9.00%                   12/01/01      70         70,478
   9.50%                   07/01/03     155        159,498
   7.05%                   03/24/04   1,500      1,435,313
   7.74%                   06/01/04   2,000      1,988,060
   9.50%                   11/01/04     281        289,134
   9.50%                   01/01/05     301        309,979
   8.50%                   01/01/05      63         63,817
   9.00%                   12/01/16      31         31,491
                                              ------------
                                                16,682,931
                                              ------------
FEDERAL NATIONAL MORTGAGE
ASSOCIATION -- 11.7%
   8.80%                   11/10/95  $6,000   $  6,085,619
   7.60%                   01/10/97   2,500      2,528,700
   5.75%                   06/25/98   3,304      3,209,010
   8.70%                   06/10/99   1,000      1,052,470
   8.25%                   12/18/00   2,000      2,093,680
   9.00%                   08/01/02     137        142,506
   6.95%                   09/10/02   1,000        958,600
   9.50%                   03/01/05      38         39,469
                                              ------------
                                                16,110,054
                                              ------------

                                      PAR
                          MATURITY   (000)       VALUE
                          ---------  ------   ------------
GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION -- 2.5%
   8.00%                   05/15/99  $  342   $    345,432
   7.50%                   04/15/07      49         48,808
   7.50%                   06/15/07      40         40,097
   7.50%                   07/15/07      57         56,642
   7.50%                   08/15/07      39         38,736
   7.50%                   10/15/07      81         79,701
   7.50%                   12/15/07   2,789      2,765,663
   9.50%                   08/15/18      29         30,074
   9.50%                   04/15/19      59         61,838
                                              ------------
                                                 3,466,991
                                              ------------
TENNESSEE VALLEY AUTHORITY -- 0.7%
   6.125%                  07/15/03   1,000        910,000
                                              ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $52,381,127)                            51,991,108
                                              ------------
ASSET BACKED SECURITIES -- 7.0%
CREDIT INSTITUTIONS -- 2.2%
  Discover Card Master Trust I
   6.315%                  04/16/02   3,000      3,000,000
                                              ------------
FINANCE -- 4.8%
  Capital Auto Receivables
   Asset Trust
   4.90%                   02/16/98   1,910      1,902,573
  First Chicago Master Trust II
   8.40%                   06/15/98     500        507,050
  Merrill Lynch Asset Backed Corp.
   1992-1 Class A2
   5.50%                   07/15/95   1,431      1,416,242
  The Money Store Home Equity Trust
   7.625%                  12/15/95   1,884      1,883,608
  Union Federal Master Trust
   4.875%                  11/15/95     922        906,312
                                              ------------
                                                 6,615,785
                                              ------------
TOTAL ASSET BACKED SECURITIES
  (Cost $9,623,487)                              9,615,785
                                              ------------
CORPORATE BONDS -- 15.0%
BANKS -- 2.4%
  National Westminster Bank
   9.45%                   05/01/01   1,250      1,354,688

                See accompanying notes to financial statements.

                        INTERMEDIATE-TERM BOND PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                      PAR
                          MATURITY   (000)       VALUE
                          ---------  ------   ------------
CORPORATE BONDS (CONTINUED)
BANKS (CONTINUED)
  NationsBank Corp.
   7.50%                   02/15/97  $2,000   $  2,010,000
                                              ------------
                                                 3,364,688
                                              ------------
DRUGS & HEALTH CARE -- 3.7%
  American Home Products Corp.
   7.70%                   02/15/00   5,000      5,043,750
                                              ------------
FINANCE -- 7.4%
  American General Financial Corp.
   8.00%                   02/15/00   4,000      4,055,000
  Associates Corp. of North America
   9.70%                   05/01/97   1,000      1,047,500
  Norwest Financial Corp.
   8.375%                  01/15/00   5,000      5,145,313
                                              ------------
                                                10,247,813
                                              ------------
YANKEE -- 1.5%
  Bell Telephone, Canada
   7.75%                   04/01/06   1,000      1,001,250
  Noranda, Inc.
   8.00%                   06/01/03   1,000      1,001,250
                                              ------------
                                                 2,002,500
                                              ------------
TOTAL CORPORATE BONDS
  (Cost $20,690,548)                            20,658,751
                                              ------------
MEDIUM TERM NOTES -- 6.5%
AUTOMOTIVE -- 4.3%
  Chrysler Financial Corp.
   5.08%                   01/27/97   3,500      3,390,625
  General Motors Acceptance Corp.
   7.75%                   01/24/97   2,500      2,518,750
                                              ------------
                                                 5,909,375
                                              ------------
TRUCKING & FREIGHT -- 2.2%
  Ryder Systems, Inc.
   7.66%                   09/15/99   3,000      3,000,000
                                              ------------
TOTAL MEDIUM TERM NOTES
  (Cost $9,098,282)                              8,909,375
                                              ------------
U.S. TREASURY OBLIGATIONS -- 32.3%
U.S. TREASURY NOTES
   4.25%                   05/15/96   4,000      3,903,040

                                      PAR
                          MATURITY   (000)       VALUE
                          ---------  ------   ------------
U.S. TREASURY NOTES (CONTINUED)
   6.375%                  06/30/97  $1,100   $  1,090,276
   7.875%                  01/15/98   3,000      3,073,200
   5.25%                   07/31/98  10,000      9,495,799
   7.50%                   10/31/99   4,000      4,065,920
   7.75%                   12/31/99  10,000     10,268,399
   6.375%                  01/15/00   1,000        972,850
   7.50%                   05/15/05   5,000      5,107,550
   7.75%                   02/15/01   2,300      2,369,299
   6.25%                   02/15/03   1,000        942,440
   7.25%                   05/15/04   3,000      3,003,600
                                              ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $44,647,832)                            44,292,373
                                              ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $136,441,276*)                98.6%    135,467,392
OTHER ASSETS IN EXCESS OF
  LIABILITIES                          1.4%      1,984,647
                                     ------   ------------
NET ASSETS (Applicable to
  11,099,694 Institutional shares,
  3,900,712 Service shares and
  48,496 Series A Investor shares
  outstanding)                       100.0%   $137,452,039
                                     ======   =============
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INSTITUTIONAL, SERVICE AND SERIES
  A INVESTOR SHARES
  ($137,452,039 / 15,048,902)                        $9.13
                                                     =====
OFFERING PRICE PER
  INSTITUTIONAL AND
  SERVICE SHARE                                      $9.13
                                                     =====
MAXIMUM OFFERING PRICE PER
  SERIES A INVESTOR SHARE
  ($9.13 / .955)                                     $9.56
                                                     =====

-------------
* Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

  Gross unrealized appreciation               $   759,557
  Gross unrealized depreciation                (1,733,441)
                                              -----------
                                              $  (973,884)
                                              ===========

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                          GOVERNMENT INCOME PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                        PAR
                          MATURITY     (000)       VALUE
                          ---------  ---------   ----------
AGENCY OBLIGATIONS -- 44.6%
FEDERAL HOME LOAN MORTGAGE
CORPORATION -- 14.9%
  8.53%                    02/02/05   $ 1,000    $1,036,110
                                                 ----------
FEDERAL NATIONAL MORTGAGE
BONDS -- 14.8%
  8.55%                    12/10/04     1,000     1,021,540
                                                 ----------
GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION -- 14.9%
  9.00%                    11/15/24       998     1,030,812
                                                 ----------
TOTAL AGENCY OBLIGATIONS
  (Cost $2,995,875)                               3,088,462
                                                 ----------
U.S. TREASURY OBLIGATIONS -- 55.4%
U.S. TREASURY NOTES
  7.25%                    08/15/04   $   416    $  416,503
  7.875%                   11/15/04     2,281     2,381,409
  7.50%                    02/15/05     1,009     1,030,704
                                                 ----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $3,758,523)                               3,828,616
                                                 ----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $6,754,398)                      100%    $6,917,078
                                       ======    ==========

-------------
* Also cost for Federal income tax purposes. The gross unrealized appreciation on a tax basis is as follows:

  Gross unrealized appreciation                    $162,680
                                                   ========

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                          GOVERNMENT INCOME PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investments at value (Cost $6,754,398)..........................................    $ 6,917,078
  Cash............................................................................            343
  Interest receivable.............................................................        128,029
  Advisor reimbursement receivable................................................         23,313
  Capital shares sold receivable..................................................        365,116
  Prepaid expenses................................................................         59,453
                                                                                      -----------
          TOTAL ASSETS............................................................      7,493,332
                                                                                      -----------
LIABILITIES
  Capital shares redeemed payable.................................................          3,990
  Dividends payable...............................................................         38,028
  Accrued expenses payable........................................................         60,997
                                                                                      -----------
          TOTAL LIABILITIES.......................................................        103,015
                                                                                      -----------
NET ASSETS (Applicable to 162,824 Series A Investor shares and 565,057 Series B
  Investor shares outstanding)....................................................    $ 7,390,317
                                                                                       ==========
NET ASSET VALUE AND REDEMPTION PRICE PER SERIES A INVESTOR SHARE ($1,653,239 /
  162,824)........................................................................         $10.15
                                                                                          =======
MAXIMUM OFFERING PRICE PER SERIES A INVESTOR SHARE ($10.15 / .955)................         $10.63
                                                                                          =======
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE (subject to contingent deferred sales charge) PER SERIES B INVESTOR SHARE
  ($5,737,078 / 565,057)..........................................................         $10.15
                                                                                          =======

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                            STATEMENTS OF OPERATIONS
                    FOR THE SIX MONTHS ENDED MARCH 31, 1995
                                  (UNAUDITED)

                                                                                                      OHIO
                                                               MANAGED     TAX-FREE   INTERMEDIATE  TAX-FREE
                                                               INCOME       INCOME    GOVERNMENT     INCOME
                                                              PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO
                                                             -----------   --------   -----------   ---------
Investment Income:
  Interest.................................................  $17,291,974   $276,312   $ 6,043,328   $ 241,037
                                                             -----------   --------   -----------   ---------
Expenses:
  Investment advisory fee..................................    1,197,064     23,479       473,522   $  20,289
  Administration fee.......................................      478,826      9,391       189,409       8,116
  Custodian fee............................................       42,618      6,090        20,068       6,484
  Transfer agent fee.......................................       13,711     10,645        11,022       9,604
  Service fees.............................................       93,276      3,308        71,886       5,745
  Distribution fees........................................       24,408     14,965        10,767       3,581
  Legal and audit..........................................       24,532        464         9,849       1,671
  Printing.................................................       15,924        308         6,388         275
  Registration fees and expenses...........................       12,465     12,465        13,940       1,247
  Organization.............................................          131      5,025         2,706       1,232
  Trustees' fees and officer's salary......................        3,884         75         1,567          67
  Other....................................................        8,702      2,625         4,685       3,606
                                                             -----------   --------   -----------   ---------
                                                               1,915,541     88,840       815,809      61,917
  Less fees voluntarily waived and expenses reimbursed.....     (481,085)   (47,089)     (354,339)    (48,534)
                                                             -----------   --------   -----------   ---------
    Total expenses.........................................    1,434,456     41,751       461,470      13,383
                                                             -----------   --------   -----------   ---------
Net investment income......................................   15,857,518    234,561     5,581,858     227,654
                                                             -----------   --------   -----------   ---------
Realized and unrealized gain (loss) on investments:
  Net realized gain (loss) from investment transactions....   (4,136,720)    11,979    (2,977,290)   (168,265)
  Change in unrealized appreciation of investments.........   13,516,527    325,886     4,953,352     360,574
                                                             -----------   --------   -----------   ---------
  Net gain on investments..................................    9,379,807    337,865     1,976,062     192,309
                                                             -----------   --------   -----------   ---------
  Net increase in net assets resulting from operations.....  $25,237,325   $572,426   $ 7,557,920   $ 419,963
                                                              ==========   ========    ==========   =========

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                    FOR THE SIX MONTHS ENDED MARCH 31, 1995
                                  (UNAUDITED)

                                                             PENNSYLVANIA
                                                               TAX-FREE     SHORT-TERM   INTERMEDIATE   GOVERNMENT
                                                                INCOME         BOND       TERM BOND       INCOME
                                                              PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO(1)
                                                             ------------   ----------   ------------   ----------
Investment Income:
  Interest.................................................  $  1,714,147   $  611,287    $ 3,963,073    $143,912
                                                             ------------   ----------   ------------   ----------
Expenses:
  Investment advisory fee..................................       141,528       52,691        299,568       9,654
  Administration fee.......................................        56,611       21,076        119,827       3,862
  Custodian fee............................................         7,520        8,083         16,923       5,871
  Transfer agent fee.......................................        19,548        8,097         10,741      10,548
  Service fees.............................................        15,293        6,298         43,521       2,690
  Distribution fees........................................       101,583          354            416      11,525
  Legal and audit..........................................         3,058        1,460          5,972         183
  Printing.................................................         2,416        1,143          3,813         114
  Registration fees and expenses...........................         2,493       11,628         13,879       1,874
  Organization.............................................         1,345        2,182          2,279       2,983
  Trustees' fees and officer's salary......................           601          294            946          28
  Other....................................................         5,601        1,602          3,995          51
                                                             ------------   ----------   ------------   ----------
                                                                  357,597      114,908        521,880      49,383
  Less fees voluntarily waived and expenses reimbursed.....       (99,195)     (66,103)      (208,332)    (35,168)
                                                             ------------   ----------   ------------   ----------
    Total expenses.........................................       258,402       48,805        313,548      14,215
                                                             ------------   ----------   ------------   ----------
Net investment income......................................     1,455,745      562,482      3,649,525     129,697
                                                             ------------   ----------   ------------   ----------
Realized and unrealized gain (loss) on investments:
  Net realized loss from investment transactions...........    (1,076,333)    (273,282)      (883,909)    (14,621)
  Change in unrealized appreciation of investments.........     2,252,735      203,056      2,537,689     162,680
                                                             ------------   ----------   ------------   ----------
  Net gain (loss) on investments...........................     1,176,402      (70,226)     1,653,780     148,059
                                                             ------------   ----------   ------------   ----------
  Net increase in net assets resulting from operations.....  $  2,632,147   $  492,256    $ 5,303,305    $277,756
                                                               ==========    =========      =========   =========

-------------
(1) October 3, 1994 (commencement of operations) through March 31, 1995.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                           MANAGED INCOME PORTFOLIO         TAX-FREE INCOME PORTFOLIO
                                                        -------------------------------   -----------------------------
                                                            FOR THE                           FOR THE
                                                        SIX MONTHS ENDED     FOR THE      SIX MONTHS ENDED    FOR THE
                                                            3/31/95         YEAR ENDED        3/31/95        YEAR ENDED
                                                          (UNAUDITED)        9/30/94        (UNAUDITED)       9/30/94
                                                        ----------------   ------------   ----------------   ----------
Increase (decrease) in net assets:
Operations
  Net investment income...............................    $ 15,857,518     $ 24,284,351      $  234,561     $  437,596
  Net gain (loss) on investments......................       9,379,807      (44,710,814)        337,865       (902,194)
                                                        ----------------   ------------   ---------------    ----------
  Net increase (decrease) in net assets resulting
    from operations...................................      25,237,325      (20,426,463)        572,426       (464,598)
                                                        ----------------   ------------   ---------------    ----------
Distributions to shareholders from
  Net investment income
    Institutional Shares..............................     (13,108,767)     (21,168,266)         (2,451)       (27,983)
    Service Shares....................................      (2,410,944)      (2,559,717)        (69,027)       (66,611)
    Series A Investor Shares..........................        (337,807)        (556,368)       (163,489)      (341,872)
                                                        ----------------   ------------   ---------------    ----------
        Total distributions from net investment
          income......................................     (15,857,518)     (24,284,351)       (234,967)      (436,466)
                                                        ----------------   ------------   ---------------    ----------
  In excess of net investment income
    Institutional Shares..............................        (456,516)        (955,052)             --             --
    Service Shares....................................         (83,962)        (115,487)             --             --
    Series A Investor Shares..........................         (11,764)         (25,102)             --             --
                                                        ----------------   ------------   ---------------    ----------
        Total distributions in excess of net
          investment income...........................        (552,242)      (1,095,641)             --             --
                                                        ----------------   ------------   ---------------    ----------
  Net realized gains
    Institutional Shares..............................              --       (4,274,701)           (191)       (21,944)
    Service Shares....................................              --         (352,557)         (5,402)       (31,866)
    Series A Investor Shares..........................              --         (108,326)        (13,686)      (235,722)
                                                        ----------------   ------------   ---------------    ----------
        Total distributions from net realized gains...              --       (4,735,584)        (19,279)      (289,532)
                                                        ----------------   ------------   ---------------    ----------
  In excess of net realized gains
    Institutional Shares..............................              --         (439,375)             --             --
    Service Shares....................................              --          (36,239)             --             --
    Series A Investor Shares..........................              --          (11,134)             --             --
                                                        ----------------   ------------   ---------------    ----------
        Total distributions in excess of net
          realized gains..............................              --         (486,748)             --             --
                                                        ----------------   ------------   ---------------    ----------
        Total distributions to shareholders...........     (16,409,760)     (30,602,324)       (254,246)      (725,998)
                                                        ----------------   ------------   ---------------    ----------
Capital share transactions............................      20,320,845      160,300,119         450,458      1,264,721
                                                        ----------------   ------------   ---------------    ----------
        Total increase in net assets..................      29,148,410      109,271,332         768,638         74,125
Net assets:
  Beginning of period.................................     473,636,355      364,365,023       9,213,354      9,139,229
                                                        ----------------   ------------   ---------------    ----------
  End of period.......................................    $502,784,765     $473,636,355      $9,981,992     $9,213,354
                                                        ================   =============  ===============   ============

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                                                 INTERMEDIATE                  OHIO TAX-FREE            PENNSYLVANIA TAX-FREE
                                             GOVERNMENT PORTFOLIO            INCOME PORTFOLIO              INCOME PORTFOLIO
                                         ----------------------------    -------------------------    --------------------------
                                           FOR THE                         FOR THE                      FOR THE
                                          SIX MONTHS       FOR THE       SIX MONTHS                   SIX MONTHS       FOR THE
                                            ENDED            YEAR           ENDED        FOR THE         ENDED          YEAR
                                           3/31/95          ENDED          3/31/95      YEAR ENDED      3/31/95         ENDED
                                         (UNAUDITED)       9/30/94       (UNAUDITED)     9/30/94      (UNAUDITED)      9/30/94
                                         ------------    ------------    -----------    ----------    -----------    -----------
Increase (decrease) in net assets:
Operations
  Net investment income...............   $  5,581,858    $ 10,008,303    $  227,654     $  367,913    $1,455,745..   $ 2,792,738
  Net gain (loss) on investments......      1,976,062     (16,040,314)      192,309       (686,251)   1,176,402..     (4,792,774)
                                         ------------    ------------    -----------    ----------    -----------    -----------
  Net increase (decrease) in net
    assets resulting from
    operations........................      7,557,920      (6,032,011)      419,963       (318,338)   2,632,147..     (2,000,036)
                                         ------------    ------------    -----------    ----------    -----------    -----------
Distributions to shareholders from
  Net investment income
    Institutional Shares..............     (3,726,468)     (7,450,156)       (2,703)       (88,527)       (21,822)       (15,967)
    Service Shares....................     (1,651,386)     (2,071,221)     (127,423)      (103,043)      (299,022)      (490,091)
    Series A Investor Shares..........       (248,617)       (427,436)      (96,887)      (176,343)    (1,114,668)    (2,289,938)
    Series B Investor Shares..........             --              --          (641)            --        (20,233)            --
                                         ------------    ------------    -----------    ----------    -----------    -----------
        Total distributions from net
          investment income...........     (5,626,471)     (9,948,813)     (227,654)      (367,913)    (1,455,745)    (2,795,996)
                                         ------------    ------------    -----------    ----------    -----------    -----------
  Net realized gains
    Institutional Shares..............             --      (1,220,708)           --         (4,339)            --           (280)
    Service Shares....................             --        (251,878)           --         (1,752)            --        (18,964)
    Series A Investor Shares..........             --         (68,191)           --         (5,046)            --       (108,860)
    Series B Investor Shares..........             --              --            --             --             --             --
                                         ------------    ------------    -----------    ----------    -----------    -----------
        Total distributions from net
          realized gains..............             --      (1,540,777)           --        (11,137)            --       (128,104)
                                         ------------    ------------    -----------    ----------    -----------    -----------
        Total distributions to
          shareholders................     (5,626,471)    (11,489,590)     (227,654)      (379,050)    (1,455,745)    (2,924,100)
                                         ------------    ------------    -----------    ----------    -----------    -----------
Capital share transactions............    (14,781,892)     56,048,683       (14,349)     4,108,295        975,606     23,558,899
                                         ------------    ------------    -----------    ----------    -----------    -----------
        Total increase (decrease) in
          net assets..................    (12,850,443)     38,527,082       177,960      3,410,907    2,152,008..     18,634,763
Net assets:
    Beginning of period...............    198,293,947     159,766,865     8,380,224      4,969,317    58,719,091..    40,084,328
                                         ------------    ------------    -----------    ----------    -----------    -----------
    End of period.....................   $185,443,504    $198,293,947    $8,558,184     $8,380,224    $60,871,099..  $58,719,091
                                         =============   =============   ============   ==========    ===========    ===========

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                                                                                                        GOVERNMENT INCOME
                                                                            INTERMEDIATE-TERM BOND          PORTFOLIO
                                              SHORT-TERM BOND PORTFOLIO            PORTFOLIO            -----------------
                                              -------------------------   ---------------------------    FOR THE PERIOD
                                                FOR THE                     FOR THE                         10/03/94(1)
                                              SIX MONTHS      FOR THE      SIX MONTHS      FOR THE           THROUGH
                                                3/31/95     YEAR ENDED      3/31/95       YEAR ENDED         3/31/95
                                              (UNAUDITED)     9/30/94     (UNAUDITED)      9/30/94         (UNAUDITED)
                                              -----------   -----------   ------------   ------------   -----------------
Increase (decrease) in net assets:
Operations
  Net investment income...................... $   562,482   $ 1,481,277   $  3,649,525     $3,655,792      $   129,697
  Net gain (loss) on investments.............     (70,226)   (1,622,114)     1,653,780     (5,600,277)         148,059
                                              -----------   -----------   ------------   ------------   -----------------
  Net increase (decrease) in net assets
    resulting from operations................     492,256      (140,837)     5,303,305     (1,944,485)         277,756
                                              -----------   -----------   ------------   ------------   -----------------
Distributions to shareholders from
  Net investment income
    Institutional Shares.....................    (424,696)   (1,256,883)    (2,622,296)    (2,313,063)              --
    Service Shares...........................    (130,451)     (219,277)    (1,024,266)    (1,431,162)              --
    Series A Investor Shares.................      (7,335)       (5,117)       (10,005)          (531)         (34,065)
    Series B Investor Shares.................          --            --             --             --          (95,632)
                                              -----------   -----------   ------------   ------------   -----------------
        Total distribution from net
          investment income..................    (562,482)   (1,481,277)    (3,656,567)    (3,744,756)        (129,697)
                                              -----------   -----------   ------------   ------------   -----------------
  Net realized gains
    Institutional Shares.....................          --            --             --       (166,177)              --
    Service Shares...........................          --            --             --        (34,163)              --
    Series A Investor Shares.................          --            --             --             --               --
    Series B Investor Shares.................          --            --             --             --               --
                                              -----------   -----------   ------------   ------------   -----------------
        Total distributions from net realized
          gains..............................          --            --             --       (200,340)              --
                                              -----------   -----------   ------------   ------------   -----------------
        Total distributions to
          shareholders.......................    (562,482)   (1,481,277)    (3,656,567)    (3,945,096)        (129,697)
                                              -----------   -----------   ------------   ------------   -----------------
Capital share transactions...................  (8,048,051)   19,189,531     28,058,273     56,832,649        7,242,258
                                              -----------   -----------   ------------   ------------   -----------------
        Total increase (decrease) in net
          assets.............................  (8,118,277)   17,567,417     29,705,011     50,943,068        7,390,317
Net assets:
  Beginning of period........................  24,126,380     6,558,963    107,747,028     56,803,960               --
                                              -----------   -----------   ------------   ------------   -----------------
  End of period.............................. $16,008,103   $24,126,380   $137,452,039   $107,747,028      $ 7,390,317
                                              ===========   ===========   =============  =============  =================

-------------
(1) Commencement of operations.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                               MANAGED INCOME PORTFOLIO
                                                                                         -------------------------------------
                                                                                                  INSTITUTIONAL CLASS
                                                                                         -------------------------------------
                                                                                           FOR THE
                                                                                         SIX MONTHS
                                                                                            ENDED          YEAR         YEAR
                                                                                           3/31/95        ENDED        ENDED
                                                                                         (UNAUDITED)     9/30/94      9/30/93
                                                                                         -----------     --------     --------
Net asset value at beginning of period.................................................   $    9.79      $ 11.17      $ 10.74
                                                                                         -----------     --------     --------
Income from investment operations
   Net investment income...............................................................        0.33         0.64         0.67
   Net gain (loss) on investments (both realized and unrealized).......................        0.18        (1.21)        0.56
                                                                                         -----------     --------     --------
       Total from investment operations................................................        0.51        (0.57)        1.23
                                                                                         -----------     --------     --------
Less distributions
   Distributions from net investment income............................................       (0.34)       (0.64)       (0.67)
   Distribution in excess of net investment income.....................................          --        (0.02)          --
   Distributions from net realized capital gains.......................................          --        (0.14)       (0.13)
   Distributions in excess of net realized gains.......................................          --        (0.01)          --
                                                                                         -----------     --------     --------
       Total distributions.............................................................       (0.34)       (0.81)       (0.80)
                                                                                         -----------     --------     --------
Net asset value at end of period.......................................................   $    9.96      $  9.79      $ 11.17
                                                                                         ===========      =======     ========
Total return...........................................................................        5.30%       (5.27)%      12.13%
Ratios/Supplemental data
   Net assets at end of period (in thousands)..........................................   $ 408,387      $395,060     $341,791
   Ratios of expenses to average net assets
     After advisory/administration fee waivers.........................................        0.55%(2)     0.55%        0.74%
     Before advisory/administration fee waivers........................................        0.75%(2)     0.77%        0.78%
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers.........................................        6.67%(2)     6.11%        6.25%
     Before advisory/administration fee waivers........................................        6.47%(2)     5.89%        6.21%
Portfolio turnover rate................................................................          18%          61%          72%

                                                                                             MANAGED INCOME PORTFOLIO
                                                                                       -------------------------------------
                                                                                                INSTITUTIONAL CLASS
                                                                                       -------------------------------------
                                                                                                                  FOR THE
                                                                                                                   PERIOD
                                                                                           YEAR        YEAR       11/1/89(1)
                                                                                          ENDED        ENDED      THROUGH
                                                                                         9/30/92      9/30/91     9/30/90
                                                                                         --------     -------     --------
                                                                                         <C
Net asset value at beginning of period.................................................  $ 10.26      $ 9.70      $ 10.00
                                                                                         --------     -------     --------
Income from investment operations
   Net investment income...............................................................     0.69        0.74         0.66
   Net gain (loss) on investments (both realized and unrealized).......................     0.48        0.63        (0.29)
                                                                                         --------     -------     --------
       Total from investment operations................................................     1.17        1.37         0.37
                                                                                         --------     -------     --------
Less distributions
   Distributions from net investment income............................................    (0.69)      (0.73)       (0.66)
   Distribution in excess of net investment income.....................................       --       (0.08)       (0.01)
   Distributions from net realized capital gains.......................................       --          --           --
   Distributions in excess of net realized gains.......................................       --          --           --
                                                                                         --------     -------     --------
       Total distributions.............................................................    (0.69)      (0.81)       (0.67)
                                                                                         --------     -------     --------
Net asset value at end of period.......................................................  $ 10.74      $10.26      $  9.70
                                                                                         ========     =======     =========

Total return...........................................................................    11.80%      14.74%        3.80%
Ratios/Supplemental data
   Net assets at end of period (in thousands)..........................................  $314,075     $52,802     $38,328
   Ratios of expenses to average net assets
     After advisory/administration fee waivers.........................................     0.80%       0.80%        0.80%(2)
     Before advisory/administration fee waivers........................................     0.80%       0.84%        0.82%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers.........................................     6.28%       7.36%        7.31%(2)
     Before advisory/administration fee waivers........................................     6.28%       7.32%        7.29%(2)
Portfolio turnover rate................................................................       56%         38%          18%

-------------
(1) Commencement of operations.

(2) Annualized.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                   MANAGED INCOME PORTFOLIO
                                                                    -------------------------------------------------------
                                                                                                                 SERIES A
                                                                                                                 INVESTOR
                                                                               SERVICE CLASS                       CLASS
                                                                    ------------------------------------        -----------
                                                                      FOR THE                   FOR THE           FOR THE
                                                                    SIX MONTHS                   PERIOD         SIX MONTHS
                                                                       ENDED         YEAR       7/29/93(1)         ENDED
                                                                      3/31/95        ENDED      THROUGH           3/31/95
                                                                    (UNAUDITED)     9/30/94     9/30/93         (UNAUDITED)
                                                                    -----------     -------     --------        -----------
Net asset value at beginning of period............................    $  9.79       $11.17      $ 10.96           $  9.79
                                                                    -----------     -------     --------        -----------
Income from investment operations
   Net investment income..........................................       0.32         0.59         0.11              0.30
   Net gain (loss) on investments (both realized and
     unrealized)..................................................       0.17        (1.18)        0.21              0.19
                                                                    -----------     -------     --------        -----------
       Total from investment operations...........................       0.49        (0.59)        0.32              0.49
                                                                    -----------     -------     --------        -----------
Less distributions
   Distributions from net investment income.......................      (0.32)       (0.62)       (0.11)            (0.32)
   Distribution in excess of net investment income................         --        (0.02)          --                --
   Distributions from net realized capital gains..................         --        (0.14)          --                --
   Distributions in excess of net realized gains..................         --        (0.01)          --                --
                                                                    -----------     -------     --------        -----------
       Total distributions........................................      (0.32)       (0.79)       (0.11)            (0.32)
                                                                    -----------     -------     --------        -----------
Net asset value at end of period..................................    $  9.96       $ 9.79      $ 11.17           $  9.96
                                                                    ===========      ======      =======        ===========
Total return......................................................       5.17%       (5.49)%       2.93%(3)         5.08%(3)
Ratios/Supplemental data
   Net assets at end of period (in thousands).....................    $83,626       $67,655     $15,322           $10,771
   Ratios of expenses to average net assets
     After advisory/administration fee waivers....................       0.80%(2)     0.80%        0.80%(2)         1.00%(2)
     Before advisory/administration fee waivers...................       1.00%(2)     1.02%        0.84%(2)         1.20%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers....................       6.43%(2)     5.95%        5.83%(2)         6.22%(2)
     Before advisory/administration fee waivers...................       6.23%(2)     5.73%        5.79%(2)         6.02%(2)
Portfolio turnover rate...........................................         18%          61%          72%               18%

                                                                        MANAGED INCOME PORTFOLIO
                                                                ---------------------------------------
                                                                        SERIES A INVESTOR CLASS
                                                                ---------------------------------------
                                                                                            FOR THE
                                                                                             PERIOD
                                                                     YEAR        YEAR       2/05/92(1)
                                                                     ENDED       ENDED      THROUGH
                                                                    9/30/94     9/30/93     9/30/92
                                                                    -------     -------     --------
Net asset value at beginning of period............................  $11.18      $10.74       $10.40
                                                                    -------     -------     --------
Income from investment operations
   Net investment income..........................................    0.57        0.66         0.46
   Net gain (loss) on investments (both realized and
     unrealized)..................................................   (1.19)       0.57         0.34
                                                                    -------     -------     --------
       Total from investment operations...........................   (0.62)       1.23         0.80
                                                                    -------     -------     --------
Less distributions
   Distributions from net investment income.......................   (0.60)      (0.66)       (0.46)
   Distribution in excess of net investment income................   (0.02)         --           --
   Distributions from net realized capital gains..................   (0.14)      (0.13)          --
   Distributions in excess of net realized gains..................   (0.01)         --           --
                                                                    -------     -------     --------
       Total distributions........................................   (0.77)      (0.79)       (0.46)
                                                                    -------     -------     --------
Net asset value at end of period..................................  $ 9.79      $11.18       $10.74
                                                                    =======     ========    ========
Total return......................................................   (5.76)%(3)  12.13%(3)    7.86%(3)
Ratios/Supplemental data
   Net assets at end of period (in thousands).....................  $10,921     $7,252       $1,417
   Ratios of expenses to average net assets
     After advisory/administration fee waivers....................    1.00%       0.84%        0.80%(2)
     Before advisory/administration fee waivers...................    1.22%       0.88%        0.80%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers....................    5.66%       6.09%        6.28%(2)
     Before advisory/administration fee waivers...................    5.44%       6.05%        6.28%(2)
Portfolio turnover rate...........................................      61%         72%          56%

-------------
(1) Commencement of operations.

(2) Annualized.

(3) Sales load not reflected in total return.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                     TAX-FREE INCOME PORTFOLIO
                                                                                ------------------------------------
                                                                                        INSTITUTIONAL CLASS
                                                                                ------------------------------------
                                                                                  FOR THE                   FOR THE
                                                                                SIX MONTHS                   PERIOD
                                                                                   ENDED         YEAR       1/21/93(1)
                                                                                  3/31/95        ENDED      THROUGH
                                                                                (UNAUDITED)     9/30/94     9/30/93
                                                                                -----------     -------     --------
Net asset value at beginning of period........................................    $ 10.04       $11.31       $10.61
                                                                                -----------     -------     --------
Income from investment operations
   Net investment income......................................................       1.48         0.53         0.42
   Net gain (loss) on investments (both realized and unrealized)..............      (0.84)       (0.93)        0.70
                                                                                -----------     -------     --------
       Total from investment operations.......................................       0.64        (0.40)        1.12
                                                                                -----------     -------     --------
Less distributions
   Distributions from net investment income...................................      (0.27)       (0.53)       (0.42)
   Distributions from net realized capital gains..............................      (0.02)       (0.34)          --
                                                                                -----------     -------     --------
       Total distributions....................................................      (0.29)       (0.87)       (0.42)
                                                                                -----------     -------     --------
Net asset value at end of period..............................................    $ 10.39       $10.04       $11.31
                                                                                ===========     =======     ========
Total return..................................................................       6.53%       (3.77)%      10.72%
Ratios/Supplemental data
   Net assets at end of period (in thousands).................................    $    12       $  132       $  675
   Ratios of expenses to average net assets
     After advisory/administration fee waivers................................       0.50%(2)     0.50%        0.50%(2)
     Before advisory/administration fee waivers...............................       1.50%(2)     1.73%        1.28%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers................................       5.42%(2)     4.97%        5.14%(2)
     Before advisory/administration fee waivers...............................       4.42%(2)     3.74%        4.36%(2)
Portfolio turnover rate.......................................................         19%          40%          71%

                                                                                     TAX-FREE INCOME PORTFOLIO
                                                                                ------------------------------------
                                                                                           SERVICE CLASS
                                                                                ------------------------------------
                                                                                  FOR THE                   FOR THE
                                                                                SIX MONTHS                   PERIOD
                                                                                   ENDED         YEAR       7/29/93(1)
                                                                                  3/31/95        ENDED      THROUGH
                                                                                (UNAUDITED)     9/30/94     9/30/93
                                                                                -----------     -------     --------
                                                                                <C
Net asset value at beginning of period........................................    $ 10.04       $11.31       $10.97
                                                                                -----------     -------     --------
Income from investment operations
   Net investment income......................................................       0.25         0.51         0.09
   Net gain (loss) on investments (both realized and unrealized)..............       0.37        (0.93)        0.34
                                                                                -----------     -------     --------
       Total from investment operations.......................................       0.62        (0.42)        0.43
                                                                                -----------     -------     --------
Less distributions
   Distributions from net investment income...................................      (0.25)       (0.51)       (0.09)
   Distributions from net realized capital gains..............................      (0.02)       (0.34)          --
                                                                                -----------     -------     --------
       Total distributions....................................................      (0.27)       (0.85)       (0.09)
                                                                                -----------     -------     --------
Net asset value at end of period..............................................    $ 10.39       $10.04       $11.31
                                                                                ===========     =======     ========
Total return..................................................................       6.40%       (4.02)%       3.92%
Ratios/Supplemental data
   Net assets at end of period (in thousands).................................    $ 3,090       $2,109       $  634
   Ratios of expenses to average net assets
     After advisory/administration fee waivers................................       0.75%(2)     0.75%        0.71%(2)
     Before advisory/administration fee waivers...............................       1.75%(2)     1.98%        1.49%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers................................       5.13%(2)     4.75%        4.99%(2)
     Before advisory/administration fee waivers...............................       4.13%(2)     3.52%        4.21%(2)
Portfolio turnover rate.......................................................         19%          40%          71%

-------------
(1) Commencement of operations.

(2) Annualized.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                       TAX-FREE INCOME PORTFOLIO
                                                                            -----------------------------------------------
                                                                                        SERIES A INVESTOR CLASS
                                                                            -----------------------------------------------
                                                                              FOR THE
                                                                            SIX MONTHS
                                                                               ENDED         YEAR        YEAR        YEAR
                                                                              3/31/95        ENDED       ENDED       ENDED
                                                                            (UNAUDITED)     9/30/94     9/30/93     9/30/92
                                                                            -----------     -------     -------     -------
Net asset value at beginning of period....................................    $ 10.04       $11.31      $10.60      $10.33
                                                                            -----------     -------     -------     -------
Income from investment operations
   Net investment income..................................................       0.24         0.48        0.55        0.58
   Net gain (loss) on investments (both realized and unrealized)..........       0.37        (0.93)       0.83        0.49
                                                                            -----------     -------     -------     -------
       Total from investment operations...................................       0.61        (0.45)       1.38        1.07
                                                                            -----------     -------     -------     -------
Less distributions
   Distributions from net investment income...............................      (0.24)       (0.48)      (0.55)      (0.59)
   Distributions from net realized capital gains..........................      (0.02)       (0.34)      (0.12)      (0.21)
                                                                            -----------     -------     -------     -------
       Total distributions................................................      (0.26)       (0.82)      (0.67)      (0.80)
                                                                            -----------     -------     -------     -------
Net asset value at end of period..........................................    $ 10.39       $10.04      $11.31      $10.60
                                                                            ===========     =======     =======     ======
Total return..............................................................       6.29%(3)    (4.19)%(3)  13.48%(3)   10.67%(3)
Ratios/Supplemental data
   Net assets at end of period (in thousands).............................    $ 6,880       $6,972      $7,831      $7,349
   Ratios of expenses to average net assets
     After advisory/administration fee waivers............................       0.95%(2)     0.95%       0.57%       0.53%
     Before advisory/administration fee waivers...........................       1.95%(2)     2.18%       1.36%       1.67%
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers............................       4.94%(2)     4.53%       5.06%       5.56%
     Before advisory/administration fee waivers...........................       3.93%(2)     3.30%       4.27%       4.42%
Portfolio turnover rate...................................................         19%          40%         71%         38%

                                                                             TAX-FREE INCOME PORTFOLIO
                                                                            ----------------------------
                                                                              SERIES A INVESTOR CLASS
                                                                            ----------------------------
                                                                                            FOR THE
                                                                                             PERIOD
                                                                                 YEAR       5/14/90(1)
                                                                                 ENDED      THROUGH
                                                                                9/30/91     9/30/90
                                                                                -------     --------
Net asset value at beginning of period........................................  $ 9.91       $10.00
                                                                                -------     --------
Income from investment operations
   Net investment income......................................................    0.64         0.25
   Net gain (loss) on investments (both realized and unrealized)..............    0.46        (0.11)
                                                                                -------     --------
       Total from investment operations.......................................    1.10         0.14
                                                                                -------     --------
Less distributions
   Distributions from net investment income...................................   (0.66)       (0.23)
   Distributions from net realized capital gains..............................   (0.02)          --
                                                                                -------     --------
       Total distributions....................................................   (0.68)       (0.23)
                                                                                -------     --------
Net asset value at end of period..............................................  $10.33       $ 9.91
                                                                                =======     ========
Total return..................................................................   11.40%(3)     1.40%(3)
Ratios/Supplemental data
   Net assets at end of period (in thousands).................................  $3,510       $4,044
   Ratios of expenses to average net assets
     After advisory/administration fee waivers................................    1.00%        1.00%(2)
     Before advisory/administration fee waivers...............................    1.89%        1.70%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers................................    6.23%        6.56%(2)
     Before advisory/administration fee waivers...............................    5.34%        5.86%(2)
Portfolio turnover rate.......................................................      95%          18%

-------------
(1) Commencement of operations.

(2) Annualized.

(3) Sales load not reflected in total return.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                      INTERMEDIATE GOVERNMENT PORTFOLIO
                                                                                      ----------------------------------
                                                                                              INSTITUTIONAL CLASS
                                                                                      ----------------------------------
                                                                                         FOR THE
                                                                                        SIX MONTHS
                                                                                           ENDED               YEAR
                                                                                          3/31/95              ENDED
                                                                                        (UNAUDITED)           9/30/94
                                                                                        -----------           --------
Net asset value at beginning of period.................................................   $    9.64           $ 10.60
                                                                                         -----------          --------
Income from investment operations
   Net investment income...............................................................        0.28              0.55
   Net gain (loss) on investments (both realized and unrealized).......................        0.12             (0.86)
                                                                                         -----------          --------
       Total from investment operations................................................        0.40             (0.31)
                                                                                         -----------          --------
Less distributions
   Distributions from net investment income............................................       (0.29)            (0.55)
   Distributions from net realized capital gains.......................................          --             (0.10)
                                                                                         -----------          --------
       Total distributions.............................................................       (0.29)            (0.65)
                                                                                         -----------          --------
Net asset value at end of period.......................................................   $    9.75           $  9.64
                                                                                         ===========         =========
Total return...........................................................................        4.22%            (3.08)%
Ratios/Supplemental data
   Net assets at end of period (in thousands)..........................................   $ 126,356           $128,974
   Ratios of expenses to average net assets
     After advisory/administration fee waivers.........................................        0.40%(2)          0.40%
     Before advisory/administration fee waivers........................................        0.77%(2)          0.80%
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers.........................................        5.98%(2)          5.48%
     Before advisory/administration fee waivers........................................        5.61%(2)          5.08%
Portfolio turnover rate................................................................          12%                9%


                                                                                         INTERMEDIATE GOVERNMENT PORTFOLIO
                                                                                         ----------------------------------
                                                                                                 INSTITUTIONAL CLASS
                                                                                         ----------------------------------
                                                                                                                   FOR THE
                                                                                                                    PERIOD
                                                                                               YEAR                4/20/92(1)
                                                                                              ENDED                THROUGH
                                                                                             9/30/93               9/30/92
                                                                                             --------              --------
Net asset value at beginning of period...................................................    $ 10.46               $ 10.00
                                                                                             --------              --------
Income from investment operations
   Net investment income.................................................................       0.54                  0.24
   Net gain (loss) on investments (both realized and unrealized).........................       0.16                  0.46
                                                                                             --------              --------
       Total from investment operations..................................................       0.70                  0.70
                                                                                             --------              --------
Less distributions
   Distributions from net investment income..............................................      (0.54)                (0.24)
   Distributions from net realized capital gains.........................................      (0.02)                   --
                                                                                             --------              --------
       Total distributions...............................................................      (0.56)                (0.24)
                                                                                             --------              --------
Net asset value at end of period.........................................................    $ 10.60               $ 10.46
                                                                                             ========              ========
Total return.............................................................................       6.88%                 7.14%
Ratios/Supplemental data
   Net assets at end of period (in thousands)............................................    $137,065              $105,620
   Ratios of expenses to average net assets
     After advisory/administration fee waivers...........................................       0.73%                 0.80%(2)
     Before advisory/administration fee waivers..........................................       0.81%                 0.80%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers...........................................       5.23%                 5.28%(2)
     Before advisory/administration fee waivers..........................................       5.15%                 5.28%(2)
Portfolio turnover rate..................................................................         80%                   38%

-------------
(1) Commencement of operations.

(2) Annualized.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                               INTERMEDIATE GOVERNMENT PORTFOLIO
                                                                    -------------------------------------------------------
                                                                                                                 SERIES A
                                                                                                                 INVESTOR
                                                                               SERVICE CLASS                       CLASS
                                                                    ------------------------------------        -----------
                                                                      FOR THE                   FOR THE           FOR THE
                                                                     SIX MONTHS                  PERIOD         SIX MONTHS
                                                                       ENDED         YEAR       7/29/93(1)         ENDED
                                                                      3/31/95        ENDED      THROUGH           3/31/95
                                                                    (UNAUDITED)     9/30/94     9/30/93         (UNAUDITED)
                                                                    -----------     -------     --------        -----------
Net asset value at beginning of period............................    $  9.64       $10.60      $ 10.45           $  9.64
                                                                    -----------     -------     --------        -----------
Income from investment operations
   Net investment income..........................................       0.28         0.53         0.09              0.27
   Net gain (loss) on investments (both realized and
     unrealized)..................................................       0.11        (0.86)        0.15              0.12
                                                                    -----------     -------     --------        -----------
       Total from investment operations...........................       0.39        (0.33)        0.24              0.39
                                                                    -----------     -------     --------        -----------
Less distributions
   Distributions from net investment income.......................      (0.28)       (0.53)       (0.09)            (0.28)
   Distributions from net realized capital gains..................         --        (0.10)          --                --
                                                                    -----------     -------     --------        -----------
       Total distributions........................................      (0.28)       (0.63)       (0.09)            (0.28)
                                                                    -----------     -------     --------        -----------
Net asset value at end of period..................................    $  9.75       $ 9.64      $ 10.60           $  9.75
                                                                    ===========     =======     ========        ===========
Total return......................................................       4.10%       (3.31)%       2.30%             4.10%(3)
Ratios/Supplemental data
   Net assets at end of period (in thousands).....................    $49,954      $60,812      $15,035           $ 9,134
   Ratios of expenses to average net assets
     After advisory/administration fee waivers....................       0.65%(2)     0.65%        0.67%(2)          0.65%(2)
     Before advisory/administration fee waivers...................       1.02%(2)     1.05%        0.75%(2)          1.02%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers....................       5.73%(2)     5.30%        5.14%(2)          5.73%(2)
     Before advisory/administration fee waivers...................       5.36%(2)     4.90%        5.06%(2)          5.35%(2)
Portfolio turnover rate...........................................         12%           9%          80%               12%

                                                                   INTERMEDIATE GOVERNMENT PORTFOLIO
                                                                   ---------------------------------
                                                                        SERIES A INVESTOR CLASS
                                                                   ---------------------------------
                                                                                            FOR THE
                                                                                             PERIOD
                                                                     YEAR        YEAR       5/11/92(1)
                                                                     ENDED       ENDED      THROUGH
                                                                    9/30/94     9/30/93     9/30/92
                                                                    -------     -------     --------
Net asset value at beginning of period............................  $10.60      $10.46       $10.05
                                                                    -------     -------     --------
Income from investment operations
   Net investment income..........................................    0.53        0.54         0.24
   Net gain (loss) on investments (both realized and
     unrealized)..................................................   (0.87)       0.16         0.41
                                                                    -------     -------     --------
       Total from investment operations...........................   (0.34)       0.70         0.65
                                                                    -------     -------     --------
Less distributions
   Distributions from net investment income.......................   (0.52)      (0.54)       (0.24)
   Distributions from net realized capital gains..................   (0.10)      (0.02)          --
                                                                    -------     -------     --------
       Total distributions........................................   (0.62)      (0.56)       (0.24)
                                                                    -------     -------     --------
Net asset value at end of period..................................  $ 9.64      $10.60       $10.46
                                                                    =======     =======     ========
Total return......................................................   (3.36)%(3)   6.84%(3)     6.64%(3)
Ratios/Supplemental data
   Net assets at end of period (in thousands).....................  $8,508      $7,666       $1,484
   Ratios of expenses to average net assets
     After advisory/administration fee waivers....................    0.65%       0.76%        0.80%(2)
     Before advisory/administration fee waivers...................    1.05%       0.84%        0.80%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers....................    5.24%       5.19%        5.28%(2)
     Before advisory/administration fee waivers...................    4.84%       5.11%        5.28%(2)
Portfolio turnover rate...........................................       9%         80%          38%

-------------
(1) Commencement of operations.

(2) Annualized.

(3) Sales load not reflected in total return.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                   OHIO TAX-FREE INCOME PORTFOLIO
                                                                                ------------------------------------
                                                                                        INSTITUTIONAL CLASS
                                                                                ------------------------------------
                                                                                  FOR THE                   FOR THE
                                                                                SIX MONTHS                   PERIOD
                                                                                   ENDED         YEAR       12/1/92(1)
                                                                                  3/31/95        ENDED      THROUGH
                                                                                (UNAUDITED)     9/30/94     9/30/93
                                                                                -----------     -------     --------
Net asset value at beginning of period........................................    $  9.60       $10.53       $10.00
                                                                                -----------     -------     --------
Income from investment operations
   Net investment income......................................................       0.27         0.53         0.36
   Net gain (loss) on investments (both realized and unrealized)..............       0.24        (0.91)        0.53
                                                                                -----------     -------     --------
       Total from investment operations.......................................       0.51        (0.38)        0.89
                                                                                -----------     -------     --------
Less distributions
   Distributions from net investment income...................................      (0.27)       (0.53)       (0.36)
   Distributions from net realized capital gains..............................         --        (0.02)          --
                                                                                -----------     -------     --------
       Total distributions....................................................      (0.27)       (0.55)       (0.36)
                                                                                -----------     -------     --------
Net asset value at end of period..............................................    $  9.84       $ 9.60       $10.53
                                                                                ===========     =======     ========
Total return..................................................................       5.50%       (3.75)%       9.10%
Ratios/Supplemental data
   Net assets at end of period (in thousands).................................    $    83       $  127       $1,676
   Ratios of expenses to average net assets
     After advisory/administration fee waivers................................       0.10%(2)     0.10%        0.08%(2)
     Before advisory/administration fee waivers...............................       0.80%(2)     1.49%        2.59%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers................................       5.82%(2)     5.16%        4.99%(2)
     Before advisory/administration fee waivers...............................       5.12%(2)     3.77%        2.48%(2)
Portfolio turnover rate.......................................................         26%          61%          36%

                                                                                   OHIO TAX-FREE INCOME PORTFOLIO
                                                                                ------------------------------------
                                                                                           SERVICE CLASS
                                                                                ------------------------------------
                                                                                  FOR THE                   FOR THE
                                                                                SIX MONTHS                   PERIOD
                                                                                   ENDED         YEAR       7/29/93(1)
                                                                                  3/31/95        ENDED      THROUGH
                                                                                (UNAUDITED)     9/30/94     9/30/93
                                                                                -----------     -------     --------
Net asset value at beginning of period........................................    $  9.60       $10.53       $10.24
                                                                                -----------     -------     --------
Income from investment operations
   Net investment income......................................................       0.26         0.49         0.09
   Net gain (loss) on investments (both realized and unrealized)..............       0.24        (0.91)        0.29
                                                                                -----------     -------     --------
       Total from investment operations.......................................       0.50        (0.42)        0.38
                                                                                -----------     -------     --------
Less distributions
   Distributions from net investment income...................................      (0.26)       (0.49)       (0.09)
   Distributions from net realized capital gains..............................         --        (0.02)          --
                                                                                -----------     -------     --------
       Total distributions....................................................      (0.26)       (0.51)       (0.09)
                                                                                -----------     -------     --------
Net asset value at end of period..............................................    $  9.84       $ 9.60       $10.53
                                                                                ===========     =======     ========
Total return..................................................................      5.37%        (4.00)%       3.68%
Ratios/Supplemental data
   Net assets at end of period (in thousands).................................    $ 5,035       $4,428       $  907
   Ratios of expenses to average net assets
     After advisory/administration fee waivers................................       0.35%(2)     0.35%        0.32%(2)
     Before advisory/administration fee waivers...............................       1.05%(2)     1.74%        2.83%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers................................       5.58%(2)     5.06%        4.71%(2)
     Before advisory/administration fee waivers...............................       4.88%(2)     3.67%        2.20%(2)
Portfolio turnover rate.......................................................         26%          61%          36%

-------------
(1) Commencement of operations.

(2) Annualized.

(3) Sales load not reflected in total return.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                      OHIO TAX-FREE INCOME
                                                                                                            PORTFOLIO
                                                                                                     -----------------------
                                                                                                            SERIES A
                                                                                                         INVESTOR CLASS
                                                                                                     -----------------------

                                                                                                       FOR THE
                                                                                                     SIX MONTHS
                                                                                                        ENDED         YEAR
                                                                                                       3/31/95        ENDED
                                                                                                     (UNAUDITED)     9/30/94
                                                                                                     -----------     -------
Net asset value at beginning of period.............................................................    $  9.60       $10.53
                                                                                                     -----------     -------
Income from investment operations
   Net investment income...........................................................................       0.26         0.53
   Net gain (loss) on investments (both realized and unrealized)...................................       0.24        (0.91)
                                                                                                     -----------     -------
       Total from investment operations............................................................       0.50        (0.38)
                                                                                                     -----------     -------
Less distributions
   Distributions from net investment income........................................................      (0.26)       (0.53)
   Distributions from net realized capital gains...................................................         --        (0.02)
                                                                                                     -----------     -------
       Total distributions.........................................................................      (0.26)       (0.55)
                                                                                                     -----------     -------
Net asset value at end of period...................................................................    $  9.84       $ 9.60
                                                                                                     ===========     =======
Total return.......................................................................................       5.40%(3)    (3.75)%(3)
Ratios/Supplemental data
   Net assets at end of period (in thousands)......................................................    $ 3,378       $3,825
   Ratios of expenses to average net assets
     After advisory/administration fee waivers.....................................................       0.30%(2)     0.10%
     Before advisory/administration fee waivers....................................................       1.00%(2)     1.49%
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers.....................................................       5.66%(2)     5.18%
     Before advisory/administration fee waivers....................................................       4.96%(2)     3.79%
Portfolio turnover rate............................................................................         26%          61%

                                                                                                     OHIO TAX-FREE INCOME PORTFOLIO
                                                                                                    --------------------------------
                                                                                                    SERIES A            SERIES B
                                                                                                    INVESTOR            INVESTOR
                                                                                                      CLASS               CLASS
                                                                                                    ---------         --------------
                                                                                                                         FOR THE
                                                                                                     FOR THE              PERIOD
                                                                                                      PERIOD            10/13/94(1)
                                                                                                     12/1/92(1)          THROUGH
                                                                                                     THROUGH             3/31/95
                                                                                                     9/30/93           (UNAUDITED)
                                                                                                     --------         --------------
Net asset value at beginning of period.............................................................   $10.00              $ 9.58
                                                                                                     --------             ------
Income from investment operations
   Net investment income...........................................................................     0.36                0.20
   Net gain (loss) on investments (both realized and unrealized)...................................     0.53                0.26
                                                                                                     --------             ------
       Total from investment operations............................................................     0.89                0.46
                                                                                                     --------             ------
Less distributions
   Distributions from net investment income........................................................    (0.36)              (0.20)
   Distributions from net realized capital gains...................................................       --                  --
                                                                                                     --------             ------
       Total distributions.........................................................................    (0.36)              (0.20)
                                                                                                     --------             ------
Net asset value at end of period...................................................................   $10.53              $ 9.84
                                                                                                     ========             ======
Total return.......................................................................................     9.10%(3)            4.71%(4)
Ratios/Supplemental data
   Net assets at end of period (in thousands)......................................................   $2,386              $   62
   Ratios of expenses to average net assets
     After advisory/administration fee waivers.....................................................     0.07%(2)            1.09%(2)
     Before advisory/administration fee waivers....................................................     2.58%(2)            1.79%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers.....................................................     4.90%(2)            4.71%(2)
     Before advisory/administration fee waivers....................................................     2.39%(2)            4.01%(2)
Portfolio turnover rate............................................................................       36%                 26%

-------------
(1) Commencement of operations.

(2) Annualized.

(3) Sales load not reflected in total return.

(4) Contingent deferred sales load not reflected in total return.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                     PENNSYLVANIA TAX-FREE INCOME
                                                                                              PORTFOLIO
                                                                                 ------------------------------------
                                                                                         INSTITUTIONAL CLASS
                                                                                 ------------------------------------
                                                                                   FOR THE                   FOR THE
                                                                                 SIX MONTHS                   PERIOD
                                                                                    ENDED         YEAR       12/1/92(1)
                                                                                   3/31/95        ENDED      THROUGH
                                                                                 (UNAUDITED)     9/30/94     9/30/93
                                                                                 -----------     -------     --------
Net asset value at beginning of period.........................................    $  9.82       $10.70       $10.00
                                                                                 -----------     -------     --------
Income from investment operations
   Net investment income.......................................................       0.27         0.53         0.39
   Net gain (loss) on investments (both realized and unrealized)...............       0.22        (0.85)        0.73
                                                                                 -----------     -------     --------
       Total from investment operations........................................       0.49        (0.32)        1.12
                                                                                 -----------     -------     --------
Less distributions
   Distributions from net investment income....................................      (0.27)       (0.53)       (0.39)
   Distributions from net realized capital gains...............................         --        (0.03)       (0.03)
                                                                                 -----------     -------     --------
       Total distributions.....................................................      (0.27)       (0.56)       (0.42)
                                                                                 -----------     -------     --------
Net asset value at end of period...............................................    $ 10.04       $ 9.82       $10.70
                                                                                 ===========     =======     ========
Total return...................................................................       4.99%       (2.96)%      11.69%
Ratios/Supplemental data
   Net assets at end of period (in thousands)..................................    $ 1,157       $  639       $  256
   Ratios of expenses to average net assets
     After advisory/administration fee waivers.................................       0.50%(2)     0.39%        0.09%(2)
     Before advisory/administration fee waivers................................       0.85%(2)     0.99%        0.97%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers.................................       5.54%(2)     5.27%        5.19%(2)
     Before advisory/administration fee waivers................................       5.19%(2)     4.67%        4.31%(2)
Portfolio turnover rate........................................................         30%          30%          40%

                                                                                     PENNSYLVANIA TAX-FREE INCOME
                                                                                              PORTFOLIO
                                                                                 ------------------------------------
                                                                                            SERVICE CLASS
                                                                                 ------------------------------------
                                                                                   FOR THE                   FOR THE
                                                                                 SIX MONTHS                   PERIOD
                                                                                    ENDED         YEAR       7/29/93(1)
                                                                                   3/31/95        ENDED      THROUGH
                                                                                 (UNAUDITED)     9/30/94     9/30/93
                                                                                 -----------     -------     --------
Net asset value at beginning of period.........................................    $  9.82       $10.70       $10.43
                                                                                 -----------     -------     --------
Income from investment operations
   Net investment income.......................................................       0.25         0.51         0.09
   Net gain (loss) on investments (both realized and unrealized)...............       0.22        (0.85)        0.28
                                                                                 -----------     -------     --------
       Total from investment operations........................................       0.47        (0.34)        0.37
                                                                                 -----------     -------     --------
Less distributions
   Distributions from net investment income....................................      (0.25)       (0.51)       (0.09)
   Distributions from net realized capital gains...............................         --        (0.03)       (0.01)
                                                                                 -----------     -------     --------
       Total distributions.....................................................      (0.25)       (0.54)       (0.10)
                                                                                 -----------     -------     --------
Net asset value at end of period...............................................    $ 10.04       $ 9.82       $10.70
                                                                                 ===========     =======     ========
Total return...................................................................       4.86%       (3.20)%       3.54%
Ratios/Supplemental data
   Net assets at end of period (in thousands)..................................    $12,915      $11,518       $3,894
   Ratios of expenses to average net assets
     After advisory/administration fee waivers.................................       0.75%(2)     0.55%        0.34%(2)
     Before advisory/administration fee waivers................................       1.10%(2)     1.15%        1.22%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers.................................       5.29%(2)     4.97%        4.90%(2)
     Before advisory/administration fee waivers................................       4.94%(2)     4.37%        4.02%(2)
Portfolio turnover rate........................................................         30%          30%          40%

-------------
(1) Commencement of operations.

(2) Annualized.

(3) Sales load not reflected in total return.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                         PENNSYLVANIA TAX-FREE
                                                                                                           INCOME PORTFOLIO
                                                                                                        -----------------------
                                                                                                               SERIES A
                                                                                                            INVESTOR CLASS
                                                                                                        -----------------------

                                                                                                          FOR THE
                                                                                                        SIX MONTHS
                                                                                                           ENDED         YEAR
                                                                                                          3/31/95        ENDED
                                                                                                        (UNAUDITED)     9/30/94
                                                                                                        -----------     -------
Net asset value at beginning of period..............................................................      $  9.82       $10.70
                                                                                                        -----------     -------
Income from investment operations
   Net investment income............................................................................         0.25         0.52
   Net gain (loss) on investments (both realized and unrealized)....................................         0.22        (0.85)
                                                                                                        -----------     -------
       Total from investment operations.............................................................         0.47        (0.33)
                                                                                                        -----------     -------
Less distributions
   Distributions from net investment income.........................................................        (0.25)       (0.52)
   Distributions from net realized capital gains....................................................           --        (0.03)
                                                                                                        -----------     -------
       Total distributions..........................................................................        (0.25)       (0.55)
                                                                                                        -----------     -------
Net asset value at end of period....................................................................      $ 10.04       $ 9.82
                                                                                                        ===========     =======
Total return........................................................................................         4.76%(3)    (3.06)%(3)
Ratios/Supplemental data
   Net assets at end of period (in thousands).......................................................      $44,458      $46,563
   Ratios of expenses to average net assets
     After advisory/administration fee waivers......................................................         0.95%(2)     0.41%
     Before advisory/administration fee waivers.....................................................         1.30%(2)     1.01%
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers......................................................         5.11%(2)     5.06%
     Before advisory/administration fee waivers.....................................................         4.76%(2)     4.46%
Portfolio turnover rate.............................................................................           30%          30%

                                                                                                           PENNSYLVANIA TAX-FREE
                                                                                                             INCOME PORTFOLIO
                                                                                                     -------------------------------
                                                                                                      SERIES A
                                                                                                      INVESTOR           SERIES B
                                                                                                       CLASS          INVESTOR CLASS
                                                                                                     ----------       --------------
                                                                                                                         FOR THE
                                                                                                      FOR THE             PERIOD
                                                                                                       PERIOD           10/03/94(1)
                                                                                                      12/1/92(1)         THROUGH
                                                                                                      THROUGH            3/31/95
                                                                                                      9/30/93          (UNAUDITED)
                                                                                                      --------        --------------
Net asset value at beginning of period..............................................................  $ 10.00             $ 9.82
                                                                                                      --------            ------
Income from investment operations
   Net investment income............................................................................     0.42               0.21
   Net gain (loss) on investments (both realized and unrealized)....................................     0.73               0.22
                                                                                                      --------            ------
       Total from investment operations.............................................................     1.15               0.43
                                                                                                      --------            ------
Less distributions
   Distributions from net investment income.........................................................    (0.42)             (0.21)
   Distributions from net realized capital gains....................................................    (0.03)                --
                                                                                                      --------            ------
       Total distributions..........................................................................    (0.45)             (0.21)
                                                                                                      --------            ------
Net asset value at end of period....................................................................  $ 10.70             $10.04
                                                                                                      ========            ======
Total return........................................................................................    11.69%(3)           4.49%(4)
Ratios/Supplemental data
   Net assets at end of period (in thousands).......................................................  $35,934             $2,341
   Ratios of expenses to average net assets
     After advisory/administration fee waivers......................................................     0.07%(2)           1.49%(2)
     Before advisory/administration fee waivers.....................................................     0.95%(2)           1.84%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers......................................................     5.19%(2)           4.43%(2)
     Before advisory/administration fee waivers.....................................................     4.31%(2)           4.08%(2)
Portfolio turnover rate.............................................................................       40%                30%

-------------
(1) Commencement of operations.

(2) Annualized.

(3) Sales load not reflected in total return.

(4) Contingent deferred sales load not reflected in total return.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                              SHORT-TERM BOND PORTFOLIO
                                                         -------------------------------------------------------------------
                                                                 INSTITUTIONAL CLASS                      SERVICE CLASS
                                                         ------------------------------------        -----------------------
                                                           FOR THE                   FOR THE           FOR THE
                                                         SIX MONTHS                   PERIOD         SIX MONTHS
                                                            ENDED         YEAR       9/1/93(1)          ENDED         YEAR
                                                           3/31/95        ENDED      THROUGH           3/31/95        ENDED
                                                         (UNAUDITED)     9/30/94     9/30/93         (UNAUDITED)     9/30/94
                                                         -----------     -------     --------        -----------     -------
Net asset value at beginning of period.................    $  9.58       $10.00       $10.00           $  9.58       $10.00
                                                         -----------     -------     --------        -----------     -------
Income from investment operations
   Net investment income...............................       0.26         0.42         0.02              0.25         0.39
   Net gain (loss) on investments (both realized and
     unrealized).......................................      (0.02)       (0.42)          --             (0.02)       (0.42)
                                                         -----------     -------     --------        -----------     -------
       Total from investment operations................       0.24           --         0.02              0.23        (0.03)
                                                         -----------     -------     --------        -----------     -------
Less distributions
   Distributions from net investment income............      (0.26)       (0.42)       (0.02)            (0.25)       (0.39)
   Distributions from net realized capital gains.......         --           --           --                --           --
                                                         -----------     -------     --------        -----------     -------
       Total distributions.............................      (0.26)       (0.42)       (0.02)            (0.25)       (0.39)
                                                         -----------     -------     --------        -----------     -------
Net asset value at end of period.......................    $  9.56       $ 9.58       $10.00           $  9.56       $ 9.58
                                                         ===========     =======     ========        ===========     =======
Total return...........................................       2.53%       (0.02)%       0.23%             2.40%       (0.26)%
Ratios/Supplemental data
   Net assets at end of period (in thousands)..........    $ 9,972      $17,619       $3,748           $ 5,777       $6,230
   Ratios of expenses to average net assets
     After advisory/administration fee waivers.........       0.40%(2)     0.40%        0.40%(2)          0.65%(2)     0.65%
     Before advisory/administration fee waivers........       1.00%(2)     0.95%        1.42%(2)          1.25%(2)     1.20%
   Ratios of net investment income to average net
     assets
     After advisory/administration fee waivers.........       5.39%(2)     4.27%        2.92%(2)          5.18%(2)     4.07%
     Before advisory/administration fee waivers........       4.79%(2)     3.72%        1.90%(2)          4.57%(2)     3.52%
Portfolio turnover rate................................         40%         113%           0%               40%         113%

                                                                SHORT-TERM BOND PORTFOLIO
                                                         ----------------------------------------
                                                         SERVICE                 SERIES A
                                                          CLASS                INVESTOR CLASS
                                                         ---------       ------------------------
                                                         FOR THE           FOR THE       FOR THE
                                                          PERIOD         SIX MONTHS       PERIOD
                                                         9/1/93(1)          ENDED        11/17/93(1)
                                                         THROUGH           3/31/95       THROUGH
                                                         9/30/94         (UNAUDITED)     9/30/94
                                                         --------        -----------     --------
Net asset value at beginning of period.................   $10.00           $  9.58        $ 9.96
                                                         --------        -----------     --------
Income from investment operations
   Net investment income...............................     0.02              0.25          0.34
   Net gain (loss) on investments (both realized and
     unrealized).......................................       --             (0.02)        (0.38)
                                                         --------        -----------     --------
       Total from investment operations................     0.02              0.23         (0.04)
                                                         --------        -----------     --------
Less distributions
   Distributions from net investment income............    (0.02)            (0.25)        (0.34)
   Distributions from net realized capital gains.......       --                --            --
                                                         --------        -----------     --------
       Total distributions.............................    (0.02)            (0.25)        (0.34)
                                                         --------        -----------     --------
Net asset value at end of period.......................   $10.00           $  9.56        $ 9.58
                                                         ========        ===========     ========
Total return...........................................     0.21%             2.40%(3)     (0.43)%(3)
Ratios/Supplemental data
   Net assets at end of period (in thousands)..........   $2,811           $   259        $  277
   Ratios of expenses to average net assets
     After advisory/administration fee waivers.........     0.65%(2)          0.65%(2)      0.65%(2)
     Before advisory/administration fee waivers........     1.67%             1.25%(2)      1.20%(2)
   Ratios of net investment income to average net
     assets
     After advisory/administration fee waivers.........     2.57%(2)          5.19%(2)      4.19%(2)
     Before advisory/administration fee waivers........     1.55%(2)          4.58%(2)      3.64%(2)
Portfolio turnover rate................................        0%               40%          113%

-------------
(1) Commencement of operations.

(2) Annualized.

(3) Sales load not reflected in total return.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          INTERMEDIATE-TERM BOND PORTFOLIO
                                                         -------------------------------------------------------------------
                                                                 INSTITUTIONAL CLASS                      SERVICE CLASS
                                                         ------------------------------------        -----------------------
                                                           FOR THE                   FOR THE           FOR THE
                                                         SIX MONTHS                   PERIOD         SIX MONTHS
                                                            ENDED         YEAR       9/17/93(1)         ENDED         YEAR
                                                           3/31/95        ENDED      THROUGH           3/31/95        ENDED
                                                         (UNAUDITED)     9/30/94     9/30/93         (UNAUDITED)     9/30/94
                                                         -----------     -------     --------        -----------     -------
Net asset value at beginning of period.................   $    9.05      $10.01      $ 10.00           $  9.05       $10.01
                                                         -----------     -------     --------        -----------     -------
Income from investment operations
   Net investment income...............................        0.28        0.54         0.02              0.27         0.54
   Net gain (loss) on investments (both realized and
     unrealized).......................................        0.08       (0.88)       (0.01)             0.07        (0.91)
                                                         -----------     -------     --------        -----------     -------
       Total from investment operations................        0.36       (0.34)        0.01              0.34        (0.37)
                                                         -----------     -------     --------        -----------     -------
Less distributions
   Distributions from net investment income............       (0.28)      (0.56)          --             (0.26)       (0.53)
   Distributions from net realized capital gains.......          --       (0.06)          --                --        (0.06)
                                                         -----------     -------     --------        -----------     -------
       Total distributions.............................       (0.28)      (0.62)          --             (0.26)       (0.59)
                                                         -----------     -------     --------        -----------     -------
Net asset value at end of period.......................   $    9.13      $ 9.05      $ 10.01           $  9.13       $ 9.05
                                                         ===========     =======     ========        ===========     =======
Total return...........................................        4.02%      (3.52)%       0.10%             3.89%       (3.80)%
Ratios/Supplemental data
   Net assets at end of period (in thousands)..........   $ 101,379     $71,896      $56,713           $35,630      $35,764
   Ratios of expenses to average net assets
     After advisory/administration fee waivers.........        0.45%(2)    0.45%        0.45%(2)          0.70%(2)     0.70%
     Before advisory/administration fee waivers........        0.80%(2)    0.88%        0.84%(2)          1.05%(2)     1.13%
   Ratios of net investment income to average net
     assets
     After advisory/administration fee waivers.........        6.17%(2)    5.54%        4.72%(2)          5.90%(2)     5.33%
     Before advisory/administration fee waivers........        5.82%(2)    5.11%        4.33%(2)          5.56%(2)     4.90%
Portfolio turnover rate................................          22%         92%           4%               22%          92%

                                                           INTERMEDIATE-TERM BOND PORTFOLIO
                                                     --------------------------------------------
                                                                                 SERIES A
                                                      SERVICE CLASS           INVESTOR CLASS
                                                     --------------      ------------------------
                                                         FOR THE           FOR THE       FOR THE
                                                          PERIOD         SIX MONTHS       PERIOD
                                                         9/23/93(1)         ENDED        5/20/94(1)
                                                         THROUGH           3/31/95       THROUGH
                                                         9/30/93         (UNAUDITED)     9/30/94
                                                         --------        -----------     --------
Net asset value at beginning of period.................   $ 9.99           $  9.05        $ 9.23
                                                         --------        -----------     --------
Income from investment operations
   Net investment income...............................       --              0.27          0.20
   Net gain (loss) on investments (both realized and
     unrealized).......................................     0.02              0.08         (0.17)
                                                         --------        -----------     --------
       Total from investment operations................     0.02              0.35          0.03
                                                         --------        -----------     --------
Less distributions
   Distributions from net investment income............       --             (0.27)        (0.21)
   Distributions from net realized capital gains.......       --                --            --
                                                         --------        -----------     --------
       Total distributions.............................       --             (0.27)        (0.21)
                                                         --------        -----------     --------
Net asset value at end of period.......................   $10.01           $  9.13        $ 9.05
                                                         ========        ===========     ========
Total return...........................................     0.20%             3.90%(3)      0.31%(3)
Ratios/Supplemental data
   Net assets at end of period (in thousands)..........   $   91           $   443        $   87
   Ratios of expenses to average net assets
     After advisory/administration fee waivers.........     0.70%(2)          0.70%(2)      0.85%(2)
     Before advisory/administration fee waivers........     1.09%(2)          1.05%(2)      1.28%(2)
   Ratios of net investment income to average net
     assets
     After advisory/administration fee waivers.........     4.35%(2)          5.91%(2)      5.35%(2)
     Before advisory/administration fee waivers........     3.96%(2)          5.57%(2)      4.92%(2)
Portfolio turnover rate................................        4%               22%           92%

-------------
(1) Commencement of operations.

(2) Annualized.

(3) Sales load not reflected in total return.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                             GOVERNMENT INCOME PORTFOLIO
                                                                                          ---------------------------------
                                                                                           SERIES A              SERIES B
                                                                                           INVESTOR              INVESTOR
                                                                                             CLASS                 CLASS
                                                                                          -----------           -----------
                                                                                            FOR THE               FOR THE
                                                                                             PERIOD                PERIOD
                                                                                           10/04/94(1)           10/04/94(1)
                                                                                            THROUGH               THROUGH
                                                                                            3/31/95               3/31/95
                                                                                          (UNAUDITED)           (UNAUDITED)
                                                                                          -----------           -----------
Net asset value at beginning of period...................................................    $ 10.00               $ 10.00
                                                                                          -----------           -----------
Income from investment operations
   Net investment income.................................................................       0.34               0.30
   Net gain (loss) on investments (both realized and unrealized).........................       0.15               0.15
                                                                                          -----------           -----------
       Total from investment operations..................................................       0.49               0.45
                                                                                          -----------           -----------
   Distributions from net investment income..............................................      (0.34)             (0.30)
   Distributions from net realized capital gains.........................................         --                 --
                                                                                          -----------           -----------
       Total distributions...............................................................      (0.34)               (0.30)
                                                                                          -----------           -----------
Net asset value at end of period.........................................................    $ 10.15              $ 10.15
                                                                                          ===========           ===========
Total return.............................................................................       4.97%(3)             4.64%(4)
Ratios/Supplemental data
   Net assets at end of period (in thousands)............................................    $ 5,737              $ 1,653
   Ratios of expenses to average net assets
     After advisory/administration fee waivers...........................................       0.24%(2)             0.89%(2)
     Before advisory/administration fee waivers..........................................       2.06%(2)             2.71%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers...........................................       7.17%(2)             6.48%(2)
     Before advisory/administration fee waivers..........................................       5.35%(2)             4.66%(2)
Portfolio turnover rate..................................................................        120%                 120%

-------------
(1) Commencement of operations.

(2) Annualized.

(3) Sales load not reflected in total return.

(4) Contingent deferred sales load not reflected in total return.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1995
                                  (UNAUDITED)

     The PNC Fund (the "Fund") was organized on December 22, 1988 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of twenty-five separate Portfolios: Money Market Portfolio, Municipal Money Market Portfolio, Government Money Market Portfolio, Ohio Municipal Money Market Portfolio, Pennsylvania Municipal Money Market Portfolio, North Carolina Municipal Money Market Portfolio, Virginia Municipal Money Market Portfolio, Value Equity Portfolio, Growth Equity Portfolio, Small Cap Growth Equity Portfolio, Core Equity Portfolio, Index Equity Portfolio, Small Cap Value Equity Portfolio, International Equity Portfolio, International Emerging Markets Portfolio, Balanced Portfolio, Managed Income Portfolio, Tax-Free Income Portfolio, Intermediate Government Portfolio, Ohio Tax-Free Income Portfolio, Pennsylvania Tax-Free Income Portfolio, Short-Term Bond Portfolio, Intermediate-Term Bond Portfolio, International Fixed Income Portfolio and Government Income Portfolio. As of March 31,1995, the International Fixed Income Portfolio had not commenced operations. This report relates solely to Managed Income Portfolio, Tax-Free Income Portfolio, Intermediate Government Portfolio, Ohio Tax-Free Income Portfolio, Pennsylvania Tax-Free Income Portfolio, Short-Term Bond Portfolio, Intermediate-Term Bond Portfolio and Government Income Portfolio (the "Portfolios").

     Each Portfolio has four classes of shares, one class being referred to as the Service shares, one class being referred to as the Institutional shares, one class being referred to as the Series A Investor shares and one class being referred to as the Series B Investor shares. No Series B Investor shares had been issued for Managed Income Portfolio, Tax-Free Income Portfolio, Intermediate Government Portfolio, Short-Term Bond Portfolio, and Intermediate-Term Bond Portfolio through March 31, 1995. Series A Investor, Series B Investor, Institutional and Service shares in a Portfolio represent equal pro rata interests in such Portfolio, except that they bear different expenses which reflect the difference in the range of services provided to them. Series A Investor shares bear the expense of the Series A Distribution and Service Plan at an annual rate not to exceed .55% of the average daily net asset value of each Portfolio's outstanding Series A Investor shares. Series B Investor shares bear the expense of the Series B Distribution Plan at an annual rate not to exceed .75% of the average daily net asset value of each Portfolio's outstanding Series B Investor shares. Series B Investor shares also bear the expense of the Series B Service Plan at an annual rate not to exceed .25% of the average daily net asset value of each Portfolio's outstanding Series B Investor shares. Under the Fund's Service Plan, Service shares bear the expense of fees at an annual rate not to exceed .15% of the average daily net asset value of each Portfolio's outstanding Service shares. Service shares also bear the expense of a service fee at an annual rate not to exceed .15% of the average daily net asset value of each Portfolio's outstanding Service shares for other shareholder support activities provided by service organizations. Institutional shares do not bear the expenses of the Series A Distribution and Service Plan, the Service Plan, the Series B Distribution Plan or the Series B Service Plan. The Service, Series A Investor and Series B Investor classes are currently bearing such respective expenses at aggregate annual rates of .30% of the average daily net asset value of Service shares, .25% to .45% of the average daily net asset value of Series A Investor shares and .95% to 1.00% of the average daily net asset value of Series B Investor shares.

                                THE PNC(R) FUND

                                 MARCH 31, 1995
                                  (UNAUDITED)

(A)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Security Valuation -- Portfolio securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Corporate bonds and tax-exempt bonds are valued on the basis of quotations provided by a pricing service which uses information with respect to transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value. Discounts and premiums on debt securities are amortized for book and tax purposes using the effective yield-to-maturity method over the term of the instrument with the exception of Managed Income Portfolio which does not amortize discount or premium for tax purposes.

     Dividends to Shareholders -- Dividends from net investment income are declared and paid monthly for each of the Managed Income, Tax-Free Income, Intermediate Government and Intermediate-Term Bond Portfolios. The net investment income of each of the Pennsylvania Tax-Free Income, Ohio Tax-Free Income, Short-Term Bond and Government Income Portfolios is declared daily as a dividend to investors who are shareholders of such Portfolio at, and whose payment for share purchases are available to the particular Portfolio in Federal funds by, the close of business on the day of declaration. Net realized capital gains, if any, will be distributed at least annually.

     Federal Taxes -- No provision is made for Federal taxes as it is the Fund's intention to have each Portfolio continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

     Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and Federal income tax purposes. Interest income is recorded on the accrual basis. Certain expenses, principally fees relating to the Service Plan, the Series A Distribution and Service Plan, the Series B Distribution Plan and the Series B Service Plan, are class specific expenses. Expenses not directly attributable to a specific Portfolio or class are allocated among all of the Portfolios or classes of the Fund based on their relative net assets.

     Repurchase Agreements -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by the Fund's custodian or an authorized securities depository.

     Organization Costs -- Costs incurred by each Portfolio in connection with its organization, registration and initial public offering have been deferred and are being amortized using the straight-line method

                                THE PNC(R) FUND

                                 MARCH 31, 1995
                                  (UNAUDITED)

over a five-year period beginning on the date on which each Portfolio commenced its investment activities.

     Implementation of AICPA Statement of Position 93-2: -- As of October 1, 1993, the Fund implemented AICPA Statement of Position 93-2 -- Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. Adoption of this standard results in the reclassification to paid-in capital of permanent differences between tax and financial reporting of net investment income and net realized gain (loss). The change has had no material effect on paid-in capital or other components of the net assets of any of the Portfolios at October 1, 1993. Distributions to shareholders and net asset values were not affected by this change.

(B) TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to an Investment Advisory Agreement, PNC Institutional Management Corporation ("PIMC"), a wholly-owned subsidiary of PNC Asset Management Group, Inc. ("PAMG"), which is in turn a wholly-owned subsidiary of PNC Bank, National Association ("PNC Bank"), serves as adviser for each of the Fund's Portfolios. BlackRock Financial Management, Inc. ("BlackRock"), a wholly-owned subsidiary of PAMG, serves as sub-adviser for the Managed Income Portfolio, Intermediate Government Portfolio, Ohio Tax-Free Income Portfolio, Pennsylvania Tax-Free Income Portfolio, Short-Term Bond Portfolio, Intermediate-Term Bond Portfolio and Government Income Portfolio. PNC Bank serves as sub-adviser for the Tax-Free Income Portfolio. PNC Bank, PAMG, PIMC and BlackRock are indirect wholly-owned subsidiary of PNC Bank Corp.

     For its advisory services, PIMC is entitled to receive fees at the following annual rates, computed daily and payable monthly, based on each Portfolio's average daily net assets: .50% of the first $1 billion, .45% of the next $1 billion, .425% of the next $1 billion and .40% of net assets in excess of $3 billion.

     PIMC may, at its discretion, voluntarily waive all or any portion of its advisory fee for any Portfolio. For the six months ended March 31, 1995, advisory fees and waivers for each Portfolio were as follows:

                                                           GROSS                      NET ADVISORY
                                                        ADVISORY FEE      WAIVER          FEE
                                                        ------------     --------     ------------
    Managed Income Portfolio..........................   $ 1,197,064     $359,119       $837,945
    Tax-Free Income Portfolio.........................        23,479       23,479             --
    Intermediate Government Portfolio.................       473,522      284,113        189,409
    Ohio Tax-Free Income Portfolio....................        20,289       20,289             --
    Pennsylvania Tax-Free Income Portfolio............       141,528       70,854         70,674
    Short-Term Bond Portfolio.........................        52,691       45,484          7,207
    Intermediate-Term Bond Portfolio..................       299,568      148,809        150,759
    Government Income Portfolio.......................         9,654        9,654             --

     PIMC pays PNC Bank and BlackRock fees for their sub-advisory services.

     PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., and Provident Distributors, Inc. ("PDI") act as co-administrators for the Fund. The combined administration fee is computed daily and payable monthly, based on a percentage of the average daily net assets of each

                                THE PNC(R) FUND

                                 MARCH 31, 1995
                                  (UNAUDITED)

Portfolio, at the following annual rates: .20% of the first $500 million, .18% of the next $500 million, .16% of the next $1 billion and .15% of net assets in excess of $2 billion.

     PFPC and PDI may, at their discretion, voluntarily waive all or any portion of their administration fees for any Portfolio. For the six months ended March 31, 1995, administration fees and waivers for each Portfolio were as follows:

                                                          GROSS                            NET
                                                      ADMINISTRATION                  ADMINISTRATION
                                                           FEE            WAIVER           FEE
                                                      --------------     --------     --------------
    Managed Income Portfolio........................     $478,826        $121,966        $356,860
    Tax-Free Income Portfolio.......................        9,391           9,391              --
    Intermediate Government Portfolio...............      189,409          70,226         119,183
    Ohio Tax-Free Income Portfolio..................        8,116           8,116              --
    Pennsylvania Tax-Free Income Portfolio..........       56,611          28,341          28,270
    Short-Term Bond Portfolio.......................       21,076          18,193           2,883
    Intermediate-Term Bond Portfolio................      119,827          59,523          60,304
    Government Income Portfolio.....................        3,862           3,862              --

     In addition, PNC Bank serves as custodian for each of the Fund's Portfolios. PFPC serves as transfer and dividend disbursing agent.

     PIMC, PFPC and PDI have also voluntarily agreed to reimburse expenses in the amount of $14,219 with respect to the Tax-Free Income Portfolio, $20,129 with respect to the Ohio Tax-Free Income Portfolio, $2,426 with respect to the Short-Term Bond Portfolio and $21,652 with respect to the Government Income Portfolio for the six months ended March 31, 1995.

     PIMC, PFPC and PDI have also agreed to reimburse each Portfolio for the amount, if any, by which the total operating and management expenses of such Portfolio for any fiscal year exceed the most restrictive state blue sky expense limitation in effect from time to time, to the extent required by such limitation. No such reimbursements were necessary for the six months ended March 31, 1995.

(C)  PURCHASES AND SALES OF SECURITIES

     For the six months ended March 31, 1995, purchases and sales of securities, other than short-term and government securities, were as follows:

                                                                      PURCHASES        SALES
                                                                     -----------    -----------
    Managed Income Portfolio......................................   $42,779,033    $49,497,092
    Tax-Free Income Portfolio.....................................     1,964,936      1,772,971
    Intermediate Government Portfolio.............................    10,000,000     18,256,434
    Ohio Tax-Free Income Portfolio................................     2,160,627      2,252,616
    Pennsylvania Tax-Free Income Portfolio........................    15,574,387     14,586,191
    Short-Term Bond Portfolio.....................................     5,369,311      6,209,510
    Intermediate-Term Bond Portfolio..............................    33,362,908     17,416,427
    Government Income Portfolio...................................     2,998,125             --

                                THE PNC(R) FUND

                                 MARCH 31, 1995
                                  (UNAUDITED)

     For the six months ended March 31, 1995, purchases and sales of government securities were as follows:

                                                                     PURCHASES        SALES
                                                                    -----------    -----------
    Managed Income Portfolio...................................     $44,931,953    $33,327,980
    Intermediate Government Portfolio..........................      12,152,500     16,696,906
    Short-Term Bond Portfolio..................................       2,006,719      6,032,492
    Intermediate-Term Bond Portfolio...........................      19,113,750      6,755,219
    Government Income Portfolio................................       7,728,369      3,925,170

(D)  CAPITAL SHARES

     Transactions in capital shares for each period were as follows:

                                                           MANAGED INCOME PORTFOLIO
                                         ------------------------------------------------------------
                                           FOR THE SIX MONTHS ENDED
                                                MARCH 31, 1995                FOR THE YEAR ENDED
                                                  (UNAUDITED)                 SEPTEMBER 30, 1994
                                         -----------------------------    ---------------------------
                                            SHARES           VALUE          SHARES          VALUE
                                         ------------    -------------    -----------    ------------
Shares sold:
     Institutional Class..............     40,394,956    $ 401,653,573     12,186,561    $124,468,452
     Service Class....................      8,234,192       81,494,027      8,352,936      87,090,065
     Series A Investor Class..........        142,386        1,395,579        628,230       6,631,737
Shares issued in acquisition:
     Institutional Class..............             --               --      3,649,044      36,599,918
     Service Class....................             --               --             --              --
     Series A Investor Class..........             --               --             --              --
Shares issued in reinvestment of
  dividends:
     Institutional Class..............      1,257,732       12,238,111      2,074,139      21,617,113
     Service Class....................        172,567        1,680,033        205,275       2,116,342
     Series A Investor Class..........         32,211          313,239         59,113         615,438
Shares redeemed:
     Institutional Class..............    (41,019,095)    (407,709,303)    (8,140,174)    (85,121,512)
     Service Class....................     (6,924,615)     (68,704,691)    (3,017,544)    (31,450,922)
     Series A Investor Class..........       (209,193)      (2,039,723)      (220,470)     (2,266,512)
                                         ------------    -------------    -----------    ------------
Net increase..........................      2,081,141    $  20,320,845     15,777,110    $160,300,119
                                         =============   ==============   ============   =============

                                THE PNC(R) FUND

                                 MARCH 31, 1995

                                                           TAX-FREE INCOME PORTFOLIO
                                             -----------------------------------------------------
                                             FOR THE SIX MONTHS ENDED
                                                  MARCH 31, 1995             FOR THE YEAR ENDED
                                                   (UNAUDITED)               SEPTEMBER 30, 1994
                                             ------------------------     ------------------------
                                              SHARES         VALUE         SHARES         VALUE
                                             --------     -----------     --------     -----------
Shares sold:
     Institutional Class...................        --     $        --       30,016     $   320,369
     Service Class.........................   191,527       1,942,030      299,743       3,207,629
     Series A Investor Class...............    33,097         333,928      102,083       1,081,748
Shares issued in reinvestment of dividends:
     Institutional Class...................         2              23        3,035          33,037
     Service Class.........................     2,139          21,027        4,080          43,401
     Series A Investor Class...............    14,363         141,687       43,152         463,438
Shares redeemed:
     Institutional Class...................   (12,063)       (122,546)     (79,482)       (827,433)
     Service Class.........................  (106,375)     (1,075,859)    (149,752)     (1,559,420)
     Series A Investor Class...............   (79,759)       (789,832)    (142,876)     (1,498,048)
                                             --------     -----------     --------     -----------
Net increase...............................    42,931     $   450,458      109,999     $ 1,264,721
                                             =========    ============    =========    ============

                                                      INTERMEDIATE GOVERNMENT PORTFOLIO
                                           -------------------------------------------------------
                                            FOR THE SIX MONTHS ENDED
                                                 MARCH 31, 1995             FOR THE YEAR ENDED
                                                   (UNAUDITED)              SEPTEMBER 30, 1994
                                           ---------------------------   -------------------------
                                             SHARES          VALUE         SHARES        VALUE
                                           -----------   -------------   ----------   ------------
Shares sold:
     Institutional Class..................  13,240,821   $ 128,733,215    5,241,062   $ 53,297,377
     Service Class........................   5,691,727      55,233,299    7,063,429     70,892,359
     Series A Investor Class..............     154,907       1,487,931      319,769      3,266,107
Shares issued in reinvestment of
  dividends:
     Institutional Class..................     316,360       3,023,513      515,901      5,204,029
     Service Class........................     127,624       1,218,598      162,581      1,624,604
     Series A Investor Class..............      25,512         243,749       48,076        484,534
Shares redeemed:
     Institutional Class.................. (13,977,621)   (135,580,177)  (5,308,429)   (53,437,379)
     Service Class........................  (7,004,560)    (67,932,032)  (2,334,076)   (23,159,926)
     Series A Investor Class..............    (126,383)     (1,209,988)    (208,394)    (2,123,022)
                                           -----------   -------------   ----------   ------------
Net increase (decrease)...................  (1,551,613)  $ (14,781,892)   5,499,919   $ 56,048,683
                                           ============  ==============  ==========   =============

                                THE PNC(R) FUND

                                 MARCH 31, 1995

                                                        OHIO TAX-FREE INCOME PORTFOLIO
                                             -----------------------------------------------------
                                               FOR THE SIX MONTHS
                                                     ENDED
                                                 MARCH 31, 1995             FOR THE YEAR ENDED
                                                  (UNAUDITED)               SEPTEMBER 30, 1994
                                             ----------------------      -------------------------
                                             SHARES         VALUE         SHARES          VALUE
                                             -------      ---------      --------      -----------
Shares sold:
     Institutional Class.....................      --     $      --       175,112      $ 1,807,527
     Service Class...........................  93,086       869,281       422,283        4,189,332
     Series A Investor Class.................  27,256       252,907       191,083        1,965,179
     Series B Investor Class.................   6,331        60,009            --               --
Shares issued in reinvestment of dividends:
     Institutional Class.....................     113         1,063         5,038           51,291
     Service Class...........................   1,987        18,626         3,851           38,380
     Series A Investor Class.................   7,910        74,368        17,230          172,308
     Series B Investor Class.................      22           219            --               --
Shares redeemed:
     Institutional Class.....................  (4,891)      (44,724)     (326,154)      (3,233,385)
     Service Class........................... (44,655)     (415,512)      (51,056)        (506,812)
     Series A Investor Class................. (90,208)     (830,586)      (36,633)        (375,525)
     Series B Investor Class.................      --            --            --               --
                                             --------     ---------      --------      -----------
Net increase (decrease)......................  (3,049)    $ (14,349)      400,754      $ 4,108,295
                                             ========     ==========     =========     ============

                                                    PENNSYLVANIA TAX-FREE INCOME PORTFOLIO
                                             -----------------------------------------------------
                                               FOR THE SIX MONTHS
                                                      ENDED
                                                 MARCH 31, 1995             FOR THE YEAR ENDED
                                                   (UNAUDITED)              SEPTEMBER 30, 1994
                                             -----------------------    --------------------------
                                              SHARES        VALUE         SHARES         VALUE
                                             --------    -----------    ----------    ------------
Shares sold:
     Institutional Class.....................   50,221   $   499,500        64,868    $    647,801
     Service Class...........................  292,124     2,830,955     1,233,208      12,861,509
     Series A Investor Class.................  251,527     2,426,449     2,269,114      23,724,954
     Series B Investor Class.................  232,263     2,264,933            --              --
Shares issued in reinvestment of dividends:
     Institutional Class.....................       --            --           325           3,463
     Service Class...........................    6,576        62,462        15,516         158,276
     Series A Investor Class.................   94,405       942,908       212,735       2,147,477
     Series B Investor Class.................    1,460        14,256            --              --
Shares redeemed:
     Institutional Class.....................       --            --       (24,130)       (253,996)
     Service Class........................... (184,783)   (1,760,059)     (440,397)     (4,431,356)
     Series A Investor Class................. (660,699)   (6,300,128)   (1,097,528)    (11,299,229)
     Series B Investor Class.................     (574)       (5,670)           --              --
                                             --------    -----------    ----------    ------------
Net increase.................................   82,520   $   975,606     2,233,711    $ 23,558,899
                                             =========   ============   ==========    =============

                                THE PNC(R) FUND

                                 MARCH 31, 1995

                                                          SHORT-TERM BOND PORTFOLIO
                                           --------------------------------------------------------
                                            FOR THE SIX MONTHS ENDED
                                                 MARCH 31, 1995              FOR THE YEAR ENDED
                                                  (UNAUDITED)                SEPTEMBER 30, 1994
                                           --------------------------    --------------------------
                                             SHARES         VALUE          SHARES         VALUE
                                           ----------    ------------    ----------    ------------
Shares sold:
       Institutional Class................    795,364    $  7,563,337     3,720,716    $ 37,120,901
       Service Class......................    221,683       2,110,317       755,330       7,473,735
       Series A Investor Class............      3,114          29,697        29,976         294,033
Shares issued in reinvestment of
  dividends:
       Institutional Class................      8,955          85,129        21,968         214,759
       Service Class......................      8,077          76,763        14,450         141,147
       Series A Investor Class............        761           7,244           532           5,175
Shares redeemed:
       Institutional Class................ (1,600,803)    (15,239,852)   (2,277,873)    (22,096,796)
       Service Class......................   (275,950)     (2,627,296)     (400,419)     (3,947,645)
       Series A Investor Class............     (5,585)        (53,390)       (1,632)        (15,778)
                                           ----------    ------------    ----------    ------------
Net increase (decrease)...................   (844,384)   $ (8,048,051)    1,863,048    $ 19,189,531
                                           ==========    =============   ==========    =============

                                                       INTERMEDIATE-TERM BOND PORTFOLIO
                                          ----------------------------------------------------------
                                            FOR THE SIX MONTHS ENDED
                                                 MARCH 31, 1995               FOR THE YEAR ENDED
                                                  (UNAUDITED)                 SEPTEMBER 30, 1994
                                          ----------------------------    --------------------------
                                            SHARES           VALUE          SHARES         VALUE
                                          -----------    -------------    ----------    ------------
Shares sold:
       Institutional Class...............  15,177,386    $ 137,702,920     2,440,016    $ 22,611,998
       Service Class.....................   3,217,701       29,314,020     2,720,032      25,860,499
       Series A Investor Class...........      43,232          388,603         9,574          87,478
Shares issued in acquisition:
       Institutional Class...............          --               --     3,673,356      33,684,821
       Service Class.....................          --               --     3,055,695      29,793,024
       Series A Investor Class...........          --               --            --              --
Shares issued in reinvestment of
  dividends:
       Institutional Class...............     241,540        2,172,370        84,197         768,975
       Service Class.....................      80,054          718,965       101,940         943,961
       Series A Investor Class...........       1,113           10,005            58             531
Shares redeemed:
       Institutional Class............... (12,265,967)    (111,692,110)   (3,917,113)    (38,816,847)
       Service Class.....................  (3,349,940)     (30,507,444)   (1,933,866)    (18,101,776)
       Series A Investor Class...........      (5,479)         (49,056)           (2)            (15)
                                          -----------    -------------    ----------    ------------
Net increase.............................   3,139,640    $  28,058,273     6,233,887    $ 56,832,649
                                          ============   ==============   ==========    =============

                                THE PNC(R) FUND

                                 MARCH 31, 1995
                                  (UNAUDITED)

                                                         GOVERNMENT INCOME
                                                             PORTFOLIO
                                                     --------------------------
                                                           FOR THE PERIOD
                                                          OCTOBER 3, 1994(1)
                                                              THROUGH
                                                           MARCH 31, 1995
                                                            (UNAUDITED)
                                                     --------------------------
                                                     SHARES            VALUE
                                                     -------         ----------
Shares sold:
     Series A Investor Class.................        571,024         $5,678,249
     Series B Investor Class.................        171,632          1,711,063
Shares issued in reinvestment of dividends:
     Series A Investor Class.................          3,362             33,498
     Series B Investor Class.................          2,462             24,048
Shares redeemed:
     Series A Investor Class.................         (9,329)           (93,059)
     Series B Investor Class.................        (11,270)          (111,541)
                                                     -------         ----------
Net increase.................................        727,881         $7,242,258
                                                     ========        ==========

-------------
(1) Commencement of operations.

(E)  AT MARCH 31, 1995, NET ASSETS CONSISTED OF:

                                                                                            OHIO
                                             MANAGED        TAX-FREE     INTERMEDIATE     TAX-FREE
                                              INCOME         INCOME       GOVERNMENT       INCOME
                                            PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                           ------------    ----------    ------------    ----------
Capital paid-in........................... $516,166,457    $9,906,360    $194,540,456    $8,937,517
Undistributed net investment income.......           --           668              --            --
Distributions in excess of net investment
  income..................................   (1,827,120)           --         (27,038)           --
Accumulated net realized gain (loss) on
  investment transactions.................   (8,125,670)       17,340      (3,499,097)     (268,635)
Net unrealized appreciation (depreciation)
  on investments..........................   (3,428,902)       57,624      (5,570,817)     (110,698)
                                           ------------    ----------    ------------    ----------
                                           $502,784,765    $9,981,992    $185,443,504    $8,558,184
                                           =============   ==========    =============   ==========

                                THE PNC(R) FUND

                                 MARCH 31, 1995
                                  (UNAUDITED)

                                    PENNSYLVANIA
                                     TAX-FREE         SHORT-TERM       INTERMEDIATE-     GOVERNMENT
                                      INCOME             BOND           TERM BOND          INCOME
                                     PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO
                                    -----------      ------------      ------------      ----------
Capital paid-in................     $63,390,467      $ 17,703,380      $140,472,405      $7,242,258
Undistributed net investment
  income.......................              --                --             6,566              --
Distributions in excess of net
  investment income............          (3,258)               --                --              --
Accumulated net realized loss
  on investment transactions...      (1,364,384)       (1,337,797)       (2,053,048)        (14,621)
Net unrealized appreciation
  (depreciation) on
  investments..................      (1,151,726)         (357,480)         (973,884)        162,680
                                    -----------      ------------      ------------      ----------
                                    $60,871,099      $ 16,008,103      $137,452,039      $7,390,317
                                    ============     =============     =============     ==========

(F)  CAPITAL LOSS CARRYOVERS

     At September 30, 1994, capital loss carryovers were available to offset possible future realized capital gains as follows: $3,617,069 in the Managed Income Portfolio which expire in the year 2002, $521,807 in the Intermediate Government Portfolio which expire in the year 2002, and $1,064,515 in the Short-Term Bond Portfolio which expire in the year 2002. At September 30, 1994, the deferred post-October losses were as follows: $371,881 for the Managed Income Portfolio, $100,370 for the Ohio Tax-Free Income Portfolio, $285,131 for the Pennsylvania Tax-Free Income Portfolio, and $1,155,530 for the Intermediate-Term Bond Portfolio.

(G)  ACQUISITION OF PNC COLLECTIVE FUNDS

     On December 28, 1993, The PNC Fund acquired all the assets of the PNC Financial Common Trust for Retirement Assets Fixed Income Portfolio from participants of such fund. The acquisition was accomplished by a tax-free exchange of assets with a value of $29,793,024 for 3,055,695 Service shares of the Intermediate-Term Bond Portfolio at $9.75 per share. The Fixed Income Portfolio's net assets on that date included $1,173,313 in unrealized appreciation of securities.

     On May 26, 1994, The PNC Fund acquired all the assets of the PNC Pension Plan Assets Fixed Income Portfolio from participants of such fund. The acquisition was accomplished by a tax-free exchange of assets with a value of $22,388,535 for 2,444,163 Institutional shares of the Intermediate-Term Bond Portfolio at $9.16 per share and a value of $24,915,125 for 2,484,060 Institutional shares of the Managed Income Portfolio at $10.03 per share.

     On June 21, 1994, The PNC Fund acquired all the assets of the PNC Incentive Savings Plan Assets Fixed Income Portfolio from participants of such fund. The acquisition was accomplished by a tax-free exchange of assets with a value of $11,296,286 for 1,229,193 Institutional shares of the Intermediate-Term Bond Portfolio at $9.19 per share and a value of $11,684,793 for 1,164,984 Institutional shares of the Managed Income Portfolio at $10.03 per share.

                                THE PNC(R) FUND

                                 MARCH 31, 1995
                                  (UNAUDITED)

(H)  SPECIAL MEETING OF SHAREHOLDERS

     A Special Meeting of Shareholders (the "Meeting") of the Managed Income, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Short-Term Bond, Intermediate-Term Bond and Government Income Portfolios was held on March 29, 1995. At the Meeting, the shareholders of each Portfolio listed above voted to approve sub-advisory agreements between PIMC and BlackRock with respect to the Portfolio. The result of the voting with respect to the approval of BlackRock as sub-adviser for each of the above-referenced Portfolios was as follows:

                         PORTFOLIO                                  FOR         AGAINST     ABSTAIN
-----------------------------------------------------------     -----------     -------     --------
Managed Income.............................................      49,082,482      13,104       46,316
Intermediate Government....................................      18,184,904      31,212       17,073
Ohio Tax-Free Income.......................................         786,976       2,705        8,647
Pennsylvania Tax-Free Income...............................       4,705,437      29,387      109,687
Short-Term Bond............................................       1,398,018           0        1,614
Intermediate-Term Bond.....................................      14,915,739      18,931        3,767
Government Income..........................................         519,789       3,892          308

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

====================================================

Investment Adviser
  PNC Institutional Management
     Corporation
  Wilmington, Delaware 19809

Sub-Adviser -- Managed Income
Portfolio, Intermediate Government
Portfolio, Ohio Tax-Free Income Portfolio,
Pennsylvania Tax-Free Income Portfolio,
Short-Term Bond Portfolio,
Intermediate-Term Bond Portfolio and
Government Income Portfolio
  BlackRock Financial Management, Inc.
  New York, New York 10154

Sub-Adviser -- Tax-Free
Income Portfolio and Custodian
  PNC Bank, National Association
  Philadelphia, Pennsylvania 19101

Co-Administrator and Transfer Agent
  PFPC Inc.
  Wilmington, Delaware 19809

Co-Administrator and Distributor
  Provident Distributors, Inc.
  Radnor, Pennsylvania 19087

Counsel
  Drinker Biddle & Reath
  Philadelphia, Pennsylvania 19107

Independent Accountants
  Coopers & Lybrand, L.L.P.
  Philadelphia, Pennsylvania 19103

PNCI-T-01F
====================================================



====================================================

                   [PNC FUNDS LOGO]

                    THE PNC(R) FUND

                MANAGED INCOME PORTFOLIO

               TAX-FREE INCOME PORTFOLIO

           INTERMEDIATE GOVERNMENT PORTFOLIO

             OHIO TAX-FREE INCOME PORTFOLIO

                 PENNSYLVANIA TAX-FREE
                    INCOME PORTFOLIO

               SHORT-TERM BOND PORTFOLIO

            INTERMEDIATE-TERM BOND PORTFOLIO

              GOVERNMENT INCOME PORTFOLIO



           Semi-Annual Report to Shareholders
                     March 31, 1995


====================================================